                                                                   EXHIBIT 10.17

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                            EARLYCHILDHOOD.COM LLC
                                 as Borrower,

                            PARIBAS, CHICAGO BRANCH
                                   as Agent,

                                      and

                            the Banks Named Herein



                               31 December 1999

                               TABLE OF CONTENTS

ARTICLE 1 Definitions.......................................................................         1
          -----------
          Section 1.1  Definitions..........................................................         1
                       -----------
          Section 1.2  Other Definitional Provisions........................................        22
                       -----------------------------
          Section 1.3  Accounting Terms and Determinations..................................        22
                       -----------------------------------
          Section 1.4  Time of Day..........................................................        22
                       -----------
          Section 1.5  Exhibits and Schedules to the Prior Agreement........................        22
                       ---------------------------------------------

ARTICLE 2 Revolving Credit Facility.........................................................        23
          -------------------------
          Section 2.1  Revolving Commitments................................................        23
                       ---------------------
          Section 2.2  Revolving Notes......................................................        23
                       ---------------
          Section 2.3  Repayment of Revolving Loans.........................................        23
                       ----------------------------
          Section 2.4  Use of Proceeds......................................................        23
                       ---------------
          Section 2.5  Revolving Commitment Fee.............................................        24
                       ------------------------
          Section 2.6  Reduction or Termination of Revolving Commitments....................        24
                       -------------------------------------------------
          Section 2.7  Letters of Credit....................................................        24
                       -----------------
          Section 2.8  Borrowing Base.......................................................        27
                       --------------

ARTICLE 3 Term Loans........................................................................        27
          ----------
          Section 3.1  Term Loan Notes......................................................        27
                       ---------------
          Section 3.2  Repayment of Term Loans..............................................        27
                       -----------------------

ARTICLE 4 Interest and Fees.................................................................        28
          -----------------
          Section 4.1  Interest Rate........................................................        28
                       -------------
          Section 4.2  Determinations of Margins and Fees...................................        28
                       ----------------------------------
          Section 4.3  Payment Dates........................................................        28
                       -------------
          Section 4.4  Default Interest.....................................................        29
                       ----------------
          Section 4.5  Conversions and Continuations of Accounts............................        29
                       -----------------------------------------
          Section 4.6  Computations.........................................................        29
                       ------------

ARTICLE 5 Administrative Matters............................................................        29
          ----------------------
          Section 5.1  Borrowing Procedure..................................................        29
                       -------------------
          Section 5.2  Minimum Amounts......................................................        30
                       ---------------
          Section 5.3  Certain Notices......................................................        30
                       ---------------
          Section 5.4  Prepayments..........................................................        31
                       -----------
          Section 5.5  Method of Payment....................................................        33
                       -----------------
          Section 5.6  Pro Rata Treatment...................................................        34
                       ------------------
          Section 5.7  Sharing of Payments..................................................        34
                       -------------------
          Section 5.8  Non-Receipt of Funds by the Agent....................................        35
                       ---------------------------------
          Section 5.9  Withholding Taxes....................................................        35
                       -----------------
          Section 5.10 Withholding Tax Exemption............................................        36
                       -------------------------

          Section 5.11  Participation Obligations Absolute; Failure to Fund Participation.....      36
                        -----------------------------------------------------------------
          Section 5.12  Tax Indemnity.........................................................      36
                        -------------
          Section 5.13  Reinstatement of Obligations..........................................      37
                        ----------------------------

ARTICLE 6 Yield Protection and Illegality.....................................................      37
          -------------------------------
          Section 6.1   Additional Costs......................................................      37
                        ----------------
          Section 6.2   Limitation on Libor Accounts..........................................      39
                        ----------------------------
          Section 6.3   Illegality............................................................      39
                        ----------
          Section 6.4   Treatment of Affected Loans...........................................      39
                        ---------------------------
          Section 6.5   Compensation..........................................................      40
                        ------------
          Section 6.6   Capital Adequacy......................................................      41
                        ----------------
          Section 6.7   Replacement of a Bank.................................................      41
                        ---------------------

ARTICLE 7 Conditions Precedent................................................................      42
          --------------------
          Section 7.1   Effectiveness of Agreement; Initial Loans and Letter of Credit........      42
                        --------------------------------------------------------------
          Section 7.2   All Loans and Letters of Credit.......................................      43
                        -------------------------------

ARTICLE 8 Representations and Warranties......................................................      44
          ------------------------------
          Section 8.1   Corporate Existence...................................................      44
                        -------------------
          Section 8.2   Financial Statements..................................................      44
                        --------------------
          Section 8.3   Corporate Action; No Breach...........................................      45
                        ---------------------------
          Section 8.4   Operation of Business.................................................      45
                        ---------------------
          Section 8.5   Litigation and Judgments..............................................      46
                        ------------------------
          Section 8.6   Rights in Properties; Liens...........................................      46
                        ---------------------------
          Section 8.7   Enforceability........................................................      46
                        --------------
          Section 8.8   Approvals.............................................................      46
                        ---------
          Section 8.9   Debt..................................................................      46
                        ----
          Section 8.10  Taxes.................................................................      46
                        -----
          Section 8.11  Margin Securities.....................................................      47
                        -----------------
          Section 8.12  ERISA.................................................................      47
                        -----
          Section 8.13  Disclosure............................................................      47
                        ----------
          Section 8.14  Subsidiaries; Capitalization..........................................      47
                        ----------------------------
          Section 8.15  Agreements............................................................      48
                        ----------
          Section 8.16  Compliance with Laws..................................................      48
                        --------------------
          Section 8.17  Investment Company Act................................................      48
                        ----------------------
          Section 8.18  Public Utility Holding Company Act....................................      48
                        ----------------------------------
          Section 8.19  Environmental Matters.................................................      48
                        ---------------------
          Section 8.20  Solvency..............................................................      49
                        --------
          Section 8.21  Labor Relations.......................................................      49
                        ---------------

ARTICLE 9 Positive Covenants....................................................................    50
          ------------------
          Section 9.1   Reporting Requirements..................................................    50
                        ----------------------

          Section 9.2   Maintenance of Existence; Conduct of Business...........................    52
                        ---------------------------------------------
          Section 9.3   Maintenance of Properties...............................................    52
                        -------------------------
          Section 9.4   Taxes and Claims........................................................    52
                        ----------------
          Section 9.5   Insurance...............................................................    53
                        ---------
          Section 9.6   Inspection Rights.......................................................    53
                        -----------------
          Section 9.7   Keeping Books and Records...............................................    53
                        -------------------------
          Section 9.8   Compliance with Laws....................................................    53
                        --------------------
          Section 9.9   Compliance with Agreements..............................................    53
                        --------------------------
          Section 9.10  Further Assurances; Post Closing Matters................................    53
                        ----------------------------------------
          Section 9.11  New Subsidiaries........................................................    54
                        ----------------
          Section 9.12  Mortgaged Properties....................................................    54
                        --------------------
          Section 9.13  ERISA...................................................................    55
                        -----
          Section 9.14  Interest Rate Protection................................................    55
                        ------------------------

ARTICLE 10 Negative Covenants...................................................................    55
           ------------------
          Section 10.1  Debt....................................................................    55
                        ----
          Section 10.2  Limitation on Liens and Restrictions on Subsidiaries....................    56
                        ----------------------------------------------------
          Section 10.3  Mergers, Etc............................................................    57
                        ------------
          Section 10.4  Restricted Payments.....................................................    59
                        -------------------
          Section 10.5  Investments.............................................................    60
                        -----------
          Section 10.6  Limitation on Issuance of Equity Interests..............................    61
                        ------------------------------------------
          Section 10.7  Transactions With Affiliates............................................    61
                        ----------------------------
          Section 10.8  Disposition of Assets...................................................    61
                        ---------------------
          Section 10.9  Sale and Leaseback......................................................    62
                        ------------------
          Section 10.10 Lines of Business.......................................................    62
                        -----------------
          Section 10.11 Management Fees and Compensation........................................    62
                        --------------------------------
          Section 10.12 Modification to Operating Agreement; Management Agreement...............    62
                        ---------------------------------------------------------
          Section 10.13 Acquisition Agreements..................................................    63
                        ----------------------

ARTICLE 11 Financial Covenants..................................................................    63
           -------------------
          Section 11.1  Consolidated Net Worth..................................................    63
                        ----------------------
          Section 11.2  Minimum Adjusted EBITDA.................................................    63
                        -----------------------
          Section 11.3  Interest Coverage.......................................................    64
                        -----------------
          Section 11.4  Fixed Charge Coverage...................................................    64
                        ---------------------
          Section 11.5  Total Debt to Adjusted EBITDA Ratio.....................................    65
                        -----------------------------------
          Section 11.6  Capital Expenditure Limits..............................................    65
                        --------------------------
          Section 11.7  Internet Expenditures...................................................    66
                        ---------------------

ARTICLE 12 Default..............................................................................    66
           -------
           Section 12.1  Events of Default.......................................................   66
                         -----------------
           Section 12.2  Remedies................................................................   69
                         --------
           Section 12.3  Rescission of Acceleration..............................................   70
                         --------------------------

          Section 12.4  Performance by the Agent................................................    70
                        ------------------------
          Section 12.5  Cash Collateral.........................................................    70
                        ---------------
          Section 12.6  Setoff..................................................................    70
                        ------
          Section 12.7  Continuance of Default..................................................    71
                        ----------------------

ARTICLE 13 The Agent............................................................................    71
           ---------
          Section 13.1  Appointment, Powers and Immunities......................................    71
                        ----------------------------------
          Section 13.2  Rights of Agent as a Bank...............................................    72
                        -------------------------
          Section 13.3  Defaults................................................................    72
                        --------
          Section 13.4  Indemnification.........................................................    72
                        ---------------
          Section 13.5  Independent Credit Decisions............................................    73
                        ---------------------------
          Section 13.6  Several Commitments.....................................................    73
                        -------------------
          Section 13.7  Successor Agent.........................................................    73
                        ---------------
          Section 13.8  Reliance by Agent.......................................................    74
                        -----------------
          Section 13.9  Failure to Act..........................................................    74
                        --------------
          Section 13.10 Agent Fee...............................................................    74
                        ---------

ARTICLE 14 Miscellaneous........................................................................    75
           -------------
          Section 14.1  Expenses................................................................    75
                        --------
          Section 14.2  Indemnification.........................................................    75
                        ---------------
          Section 14.3  Limitation of Liability.................................................    76
                        -----------------------
          Section 14.4  No Duty.................................................................    76
                        -------
          Section 14.5  No Fiduciary Relationship...............................................    76
                        -------------------------
          Section 14.6  Equitable Relief........................................................    76
                        ----------------
          Section 14.7  No Waiver; Cumulative Remedies..........................................    77
                        ------------------------------
          Section 14.8  Successors and Assigns..................................................    77
                        ----------------------
          Section 14.9  Survival................................................................    79
                        --------
          Section 14.10 ENTIRE AGREEMENT; Amendment and Restatement.............................    79
                        -------------------------------------------
          Section 14.11 Amendments..............................................................    80
                        ----------
          Section 14.12 Maximum Interest Rate...................................................    81
                        ---------------------
          Section 14.13 Notices.................................................................    81
                        -------
          Section 14.14 GOVERNING LAW; SUBMISSION TO JURISDICTION...............................    82
                        -----------------------------------------
          Section 14.15 Counterparts............................................................    82
                        ------------
          Section 14.16 Severability............................................................    82
                        ------------
          Section 14.17 Headings................................................................    82
                        --------
          Section 14.18 Construction............................................................    82
                        ------------
          Section 14.19 Independence of Covenants...............................................    82
                        -------------------------
          Section 14.20 WAIVER OF JURY TRIAL....................................................    82
                        --------------------
          Section 14.21 Confidentiality.........................................................    83
                        ---------------
          Section 14.22 Approvals and Consent...................................................    83
                        ---------------------
          Section 14.23 Agent for Services of Process...........................................    83
                        -----------------------------

                               INDEX TO EXHIBITS
                               -----------------

               Exhibit      Description of Exhibit
               -------      ----------------------

               "A"            Monthly Compliance Report
               "B"            Assignment and Acceptance
               "C"            Compliance Certificate

                              INDEX TO SCHEDULES
                              ------------------

               Schedule       Description of Schedule
               --------       -----------------------

               0.1            Existing Assignments
               8.2            Projections
               8.5            Existing Litigation
               8.12           ESOP Matters
               8.14           Subsidiaries and Capitalization
               10.1           Existing Debt
               10.2           Existing Liens

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of
                                                       ---------
December 31, 1999, is among EARLYCHILDHOOD.COM LLC, a limited liability company, duly organized and validly existing under the laws of the State of California (the "Borrower"), each of the banks or other lending institutions which is or
      --------
which may from time to time become a signatory hereto or any successor or assignee thereof (individually, a "Bank" and, collectively, the "Banks") and
                                   ----                          -----
PARIBAS, CHICAGO BRANCH, a bank organized under the laws of France acting through its Chicago Branch, individually as a Bank and as agent for itself and the other Banks (in its capacity as agent, together with its successors in such capacity, the "Agent").
               -----

                                 R E C I T A L S:
                                 ----------------

     The Borrower and Paribas, Chicago Branch, as agent and as the only lender, previously entered into that certain Credit Agreement dated as of May 5, 1999 (as the same has been amended, herein referred to as the "Prior Agreement").
                                                          ---------------
Through various assignments, which are listed on Schedule 0.1 hereto, the interest of Paribas, Chicago Branch, as a "Bank" in the Prior Agreement has been assigned to the Banks. The Borrower, the Banks and the Agent now desire to enter into this Agreement to amend and restate the Prior Agreement in its entirety.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1    Definitions.  As used in this Agreement, the following terms
                    -----------
have the following meanings:

     "Account" means either a Base Rate Account or a Libor Account.
      -------

     "Account Debtor" means a Person who is obligated on a Receivable.
      --------------

     "Additional Costs" has the meaning specified in Section 6.1.
      ----------------

     "Adjusted EBITDA" means, for any period with respect to the Borrower, the
      ---------------
total of the following calculated without duplication on a consolidated basis for such period: (a) the Borrower's EBITDA; plus (b), to the extent deducted as
                                             ----
an expense in calculating Net Income for such period and to the extent that a corresponding Equity Issuance has been made by the Borrower equal to at least the amount of Internet Expenditures, all Internet Expenditures.

     "Adjusted Libor Rate" means, for any Libor Account for any Interest Period
      -------------------
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the Agent to be equal to the Libor Rate for such Libor Account for such Interest Period divided by 1 minus the Reserve Requirement for such Libor Account for such Interest Period.

     "Affiliate" means with respect to any Person, any other Person directly or
      ---------
indirectly controlling (including but not limited to all directors, officers and trustees of such Person), controlled by, or under direct or indirect common control with, such Person: provided, however, that for purposes of Section
                            --------  -------
10.7, an Affiliate of the Borrower shall include (i) any Person that directly or indirectly owns more than 5% of any class of the Equity Interests of the Borrower, (ii) any officer, director, trustee or beneficiary of the Borrower or any such shareholder, (iii) any spouse, parent, sibling or descendant of any such Person in clause (i) or (ii)above, and (iv) any trust for the benefit of any such Person or for any spouse, issue or lineal descendant of such Person described in clauses (i) through (ii) above. For all purposes of this Agreement, neither the Agent, any Bank nor any of their respective Affiliates, shall be considered an Affiliate of the Borrower or any Subsidiary. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" has the meaning set forth in the introductory paragraph of this
      -----
Agreement.

     "Agreement" has the meaning set forth in the introductory paragraph of this
      ---------
Agreement.

     "Applicable Lending Office" means for each Bank and each Type of Account,
      -------------------------
the lending office of such Bank (or of an Affiliate of such Bank) designated for such Account below its name on the signature pages hereof or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Borrower and the Agent as the office by which its Loans subject to Accounts of such Type are to be made and maintained.

     "Applicable Rate" has the meaning set forth in Section 4.1.
      ---------------

     "Asset Disposition" means the disposition by Borrower or a Subsidiary of
      -----------------
any Property (other than dispositions of assets permitted by clauses (a), (b) and (c) of Section 10.8), whether by sale, lease, transfer, assignment, condemnation, loss, damage, destruction or otherwise, excluding any disposition in which an Insurance Recovery is received.

     "Assignee" has the meaning specified in Section 14.8.
      --------

     "Assignment and Acceptance" means an assignment and acceptance entered into
      -------------------------
by a Bank and its assignee and accepted by the Agent pursuant to Section 14.8, in substantially the form of Exhibit "B" hereto.

     "Bank" has the meaning set forth in the introductory paragraph of this
      ----
Agreement.

     "Bankruptcy Code" has the meaning specified in Section 12.1(f).
      ---------------

     "Base Rate" means, at any time, the rate of interest per annum then most
      ---------
recently established by the Agent at its Principal Office as its base or prime rate, which rate may not be the lowest rate of interest charged by the Agent to its borrowers. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect without notice to the Borrower at the time of such change in the Base Rate.

     "Base Rate Account" means a portion of a Loan that bears interest at a rate
      -----------------
based upon the Base Rate.

     "Base Rate Margin" has the meaning specified in Section 4.2.
      ----------------

     "Borrower" has the meaning set forth in the introductory paragraph of this
      --------
Agreement.

     "Borrower Security Agreement" means the Security Agreement between the
      ---------------------------
Borrower and Agent for the benefit of itself and the Banks dated as of May 5, 1999, as the same has been or may hereafter be amended or otherwise modified from time to time.

     "Borrowing Base" means, at any time, an amount equal to the sum of (a)
      --------------
eighty percent (80%) of the aggregate face amount of Eligible Receivables due and owing at that time; plus (b) fifty percent (50%) of Eligible Inventory
                        ----
(computed at the lesser of (i) cost determined on a FIFO (or first-in-first-out) accounting basis and (ii) fair market value).

     "Business Day" means (a) any day excluding Saturday, Sunday and any day
      ------------
which either is a legal holiday under the laws of the State of Illinois or is a day on which banking institutions located in any such States are closed, and
(b), with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Loans subject to Libor Accounts, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Capital Expenditures" means, for any period, all expenditures which are
      --------------------
classified as capital expenditures in accordance with GAAP including the principal portion of Capital Lease Obligations incurred during such period.

     "Capital Expenditure Limit" has the meaning specified in Section 11.6.
      -------------------------

     "Capital Lease Obligations" means, as to any Person, the obligations of
      -------------------------
such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Carryover Amount" has the meaning specified in Section 11.6.
      ----------------

     "Clean Down Period" means a period of 15 days in length selected by
      -----------------
Borrower in accordance with this definition. A Clean Down Period must occur once every 365 days under this Agreement after the first borrowing under the Revolving Commitments. Borrower shall have the option of selecting when each Clean Down Period will begin and shall advise the Agent in writing of the commencement thereof; provided that the failure to notify the Agent of the commencement of a Clean Down Period shall not impair the ability of the Borrower to designate any period of 15 days in length as a "Clean Down Period".

     "Closing Date" means December 31, 1999.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended, and the
      ----
regulations promulgated and rulings issued thereunder.

     "Collateral" means any and all Property in which any Lien has been granted
      ----------
or purported to be granted to the Agent for the benefit of the Banks pursuant to any Loan Documents, including, without limitation, the Deeds of Trust, the Borrower Security Agreement, the Subsidiary Security Agreements and the Pledge Agreements, whether such Liens are now existing or hereafter arise.

     "Colorations" means Colorations, Inc., an Ohio corporation.
      -----------

     "Commitment Percentage" means, as to any Bank, the percentage equivalent of
      ---------------------
a fraction, the numerator of which is the aggregate amount of the Revolving Commitments of such Bank and the denominator of which is the aggregate amount of the Revolving Commitments of all of the Banks.

     "Compliance Certificate" means a certificate in substantially the form of
      ----------------------
Exhibit "C" properly completed and executed by the president, chief operating officer, chief financial officer, treasurer or other duly authorized officer of the Borrower.

     "Continue", "Continuation", and "Continued" shall refer to the continuation
      --------    ------------        ---------
pursuant to Section 5.5 of a Libor Account as a Libor Account from one Interest Period to the next Interest Period.

     "Consolidated Net Worth" has the meaning set forth in Section 11.1.
      ----------------------

     "Convert", "Conversion", and "Converted" shall refer to a conversion
      -------    ----------        ---------
pursuant to Section 4.5 or Article 6 of one Type of Account into the other Type of Account.

     "Debt" means as to any Person at any time (without duplication): (a) all
      ----
obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all Capital Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person and, in the case where such secured obligations are not assumed by such Person and are non-recourse to such Person, only to the extent of the fair market value of the Property so encumbered; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan; and (i) all vested obligations of such Person for the payment of money under any noncompete, consulting or similar arrangements providing for the deferred payment of the purchase price for an acquisition consummated prior to the date hereof; provided, however, that the
                                                  --------  -------
term "Debt" shall not include any earnout or similar contingent payments incurred in connection with an acquisition until such amount is actually earned. If a consulting agreement is entered into to provide actual consulting services, and not as a mechanism to provided the deferred payment of the purchase price for an acquisition, the obligations arising thereunder will not constitute "Debt" hereunder.

     "Debt Issuance" means any issuance by Borrower or a Subsidiary of any Debt
      -------------
of the Borrower or a Subsidiary.

     "Deed of Trust" means each mortgage, deed of trust, leasehold deed of
      -------------
trust, leasehold mortgage or other agreement which creates a Lien on any of the Mortgaged Properties for the benefit of Agent and the Banks, each of which shall be in form and substance satisfactory to the Agent, as the same may be amended or otherwise modified from time to time.

     "Default" means an Event of Default or the occurrence of an event or
      -------
condition which with notice or lapse of time or both would become an Event of Default.

     "Default Rate" means, in respect of any principal of any Loan, any
      ------------
Reimbursement Obligation, or any other amount payable by the Borrower under any Loan Document which is not paid when due (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent (2%) plus the Applicable Rate for Base Rate Accounts as in effect from time to time (provided, that if such amount in default is principal of a Loan subject to a Libor Account and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent (2%) plus the interest rate for such Loan for such Interest Period as provided in Section 5.1 hereof, and, thereafter, the rate provided for above in this definition).

     "Designated Information" has the meaning specified in Section 14.21.
      ----------------------

     "Dollars" and "$" mean lawful money of the United States of America.
      -------       -

     "EBITDA" means, for any period and any Person, the total of the following
      ------
each calculated without duplication for such Person and its subsidiaries on a consolidated basis for such period: (a) Net Income; plus (b) any provision for
                                                     ----
(or less any benefit from) income or franchise taxes included in determining Net Income whether paid directly by such Person or distributed to its equity holders (in the case of Borrower, for example, the Tax Distributions but only to the extent deducted in determining Borrower's Net Income); plus (c) Interest Expense
                                                       ----
deducted in determining Net Income; plus (d) amortization and depreciation
                                    ----
expense deducted in determining Net Income; plus (e) other noncash charges
                                            ----
deducted in determining consolidated net income and not already added in accordance with clause (d) above but not including any amounts excluded in calculating Net Income in accordance with clauses (b) and (c) of the definition of Net Income; plus (f) when calculating EBITDA for Borrower, the management
               ----
fees payable by the Borrower to WES under the Management Agreement to the extent paid or accrued during the applicable period in accordance with Section 11.11 and to the extent deducted in calculating Net Income for the such period.

     "ECN Asset Purchase Documents" means that certain Agreement of Purchase and
      ----------------------------
Sale of Assets dated as of November 22, 1999, between the Borrower and Peter Li, Inc., relating to the purchase by the Borrower from Peter Li, Inc. of all of the assets, properties and business of the publication entitled "Early Childhood News".

     "Eligible Assignee" has the meaning specified in Section 14.8.
      -----------------

     "Eligible Inventory" means, as of the date of determination thereof, items
      ------------------
of Inventory of the Borrower that are finished goods (and not raw materials or work in process) which the Agent determines, in its reasonable discretion, to meet the following requirements:

          (a) such Inventory is owned by the Borrower or the Subsidiaries and is free and clear of any Lien other than Liens permitted pursuant to
     Section 10.2;

          (b) such Inventory is in good condition and meets in all material respects all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale;

          (c) such Inventory is currently either usable or salable, at prices approximating at least the cost of such Inventory, in the normal course of the Borrower's or the Subsidiaries' business and is not slow moving or stale;

          (d) such Inventory is not obsolete, repossessed or used goods taken in trade;

          (e) such Inventory is located within the United States of America at a location disclosed in writing to the Agent; and

          (f) such Inventory is in the possession and control of the Borrower and not any third party at real Property owned or leased by the Borrower or any Subsidiary and, if the Inventory is located at real Property leased by the Borrower or any Subsidiary, the Borrower has delivered to the Agent an agreement from the landlord relating to such real Property containing such consents and waivers as the Agent may reasonably require; provided that if the Borrower has not delivered such consents and waivers relating to a parcel of real Property, Inventory located at such real Property shall none-the-less be included in the definition of "Eligible Inventory" unless the Borrower is 30 days or more in arrears in the payment of rent for such real Property.

     "Eligible Receivable" means a Receivable that consists of the unpaid
      -------------------
portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of the Borrower's or the Subsidiaries' business, net of any credits or rebates owed by the Borrower or the Subsidiaries to the Account Debtor and net of any commissions payable by Borrower or the Subsidiaries to third parties and that the Agent determines, in its reasonable discretion, to meet all of the following requirements:

          (a) such Receivable is owned by Borrower or the Subsidiaries, represents a complete bona fide transaction which requires no further act under any circumstances on the part of the Borrower or the Subsidiaries to make such Receivable payable by the Account Debtor and the Account Debtor is not the Borrower or any of the Subsidiaries;

          (b) not more than ninety (90) days have elapsed from the date of the original invoice;

          (c) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding (provided that 90% of the unpaid portion of the obligations stated on the invoices for sales made on a sale or return basis by EPI in the ordinary course of EPI's business shall be included in the definition of "Eligible Receivable"), and no material part of such goods has been returned or rejected;

          (d) such Receivable is not evidenced by chattel paper or an instrument of any kind unless such chattel paper or instrument (i) has been collaterally assigned to the Agent, for the benefit of the Banks, pursuant to an assignment in form and substance satisfactory to the Agent and (ii) is in the possession of the Agent;

          (e) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Agent's sole judgment, have a material adverse effect on such Account Debtor's ability to pay any amounts due and payable in respect of such Receivable, and is not, in the reasonable discretion of the Agent, deemed ineligible for credit or other reasons (the Agent shall notify the Borrower that any such Receivable is deemed ineligible for credit or other reasons as soon as reasonably practicable);

          (f) such Receivable is not owing by an Account Debtor having fifty percent (50.0%) or more in face value of its then existing aggregate total accounts owing to the Borrower or the Subsidiaries, in the aggregate, which do not meet the requirements of clause (b) above;

          (g) such Receivable is not owing by an Account Debtor whose then existing accounts owing to the Borrower or the Subsidiaries, in the aggregate, exceed in face amount fifteen percent (15%) of the Borrower's and the Subsidiaries' total Eligible Receivables;

          (h) such Receivable is not owing by an Account Debtor whose principal place of business is located outside of the United States of America and is payable in Dollars, unless such Receivable is supported by an irrevocable letter of credit satisfactory to the Agent and assigned to, and directly drawable by, the Agent;

          (i) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not, as determined by the Agent in its reasonable discretion, subject to any present or contingent (and no facts exist which are the basis for any future) offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor;

          (j) such Receivable is subject a perfected first priority Lien in favor of the Agent for the benefit of the Banks and is subject to no other Lien other than Liens permitted pursuant to Section 10.2; and

          (k) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, or to any other prohibition (under applicable law, by contract or otherwise) against its assignment or requiring notice of or consent to such assignment, unless all such required notices have been given, all such required consents have been received and all other procedures have been complied with such that such Receivable shall have been duly and validly assigned to the Agent, for the benefit of the Banks.

     "Employment Agreements" means employment agreements in form and substance
      ---------------------
acceptable to the Agent between the Borrower and each of the following Persons:
Rick Phelan, Ron Phelan and Ron Elliott.

     "Environmental Laws" means any and all federal, state, and local laws,
      ------------------
including common law, regulations, ordinances, codes, permits, orders, decrees, and requirements pertaining to health, safety, or the environment, as the same may be amended or supplemented from time to time.

     "Environmental Liabilities" means, as to any Person, all liabilities,
      -------------------------
obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

     "EPI" means Educational Products, Inc., a Texas corporation.
      ---

     "EPI Acquisition" means the acquisition by Borrower of all the Equity
      ---------------
Interests of EPI.

     "EPI Stock Purchase Documents" means that certain stock purchase agreement
      ----------------------------
dated as of the Prior Agreement Closing Date among the existing shareholders of EPI and the Borrower, relating to, among other things, the purchase by Borrower from such shareholders of all the Equity Interests of EPI, together with all other documentation executed and delivered in connection therewith.

     "Equity Interest" means capital stock and any and all shares, partnership
      ---------------
interests, membership interests, other equity interests, participations, or other equivalents (however designated) of capital stock issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) or other equivalents (however designated) and all options, warrants and other rights to acquire any such capital stock and any and all shares, partnership interests, membership interests, other equity interests, participations, or other equivalents.

     "Equity Issuance" means any issuance by the Borrower or a Subsidiary of any
      ---------------
Equity Interest of the Borrower or a Subsidiary, respectively.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a
      ---------------
member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

     "Event of Default" has the meaning specified in Section 12.1.
      ----------------

     "Excess Cash Flow" means, for any period, the total of the following, each
      ----------------
calculated based on the audited financial statements delivered pursuant to
Section 9.1(a) without duplication for the Borrower and the Subsidiaries on a consolidated basis for such period: (a) EBITDA; less (b) cash income or
                                                 ----
franchise taxes paid (whether paid directly or paid through a Tax Distribution);

less (c) Capital Expenditures (including, without limitation, any Internet
----
Expenditures) and the cash
portion of the purchase price for any acquisitions made prior to the Closing Date not financed by Debt other than advances under the Revolving Commitments; less (d) scheduled amortization of Debt actually paid; less (e) any prepayments
----                                                   ----
of principal (other than prepayments made pursuant to clauses (ii), (iii), (iv) and (v) of Section 5.4(a)) under the Term Loans; less (f) cash interest expense
                                                 ----
paid; plus (g) any extraordinary or nonrecurring cash gains, other cash gains
      ----
attributable to asset disposition (but excluding cash gains attributable to asset dispositions to the extent the proceeds from the related asset disposition have been applied as a prepayment on the Loans pursuant to Section 5.4 or are not required to be so applied) and noncash losses or charges which were excluded in determining Net Income; less (h) any nonrecurring cash losses or other cash
                           ----
losses attributable to asset disposition and other cash charges which were excluded in determining Net Income; less (i) the amount of the increase in the
                                    ----
remainder of current assets (excluding cash and cash equivalents) less current liabilities for such period; plus (j) the amount of the decrease in the
                             ----
remainder of current assets (excluding cash and cash equivalents) less current liabilities for such period.

     "Excess Insurance Proceeds" means any Insurance Recovery which the Borrower
      -------------------------
or a Subsidiary (as applicable):

          (a) has elected to not apply to the repair, construction or replacement of the Property affected or

          (b)  has not both:

               (i) elected to apply to the repair, construction or replacement of the Property affected within 90 days of the event giving rise to the Insurance Recovery and

               (ii) actually applied to such repair, construction or replacement:

                      (A) within 180 days after the payment of such proceeds with respect to an Insurance Recovery which is not to be utilized to repair or replace improvements on real property, or

                      (B) within the time period required for the repair or replacement of improvements on real property with respect to an Insurance Recovery which is to be utilized to repair or replace improvements on real property if the repair and replacement is commenced within 180 after the payment of such proceeds and is continued in a reasonably prompt and diligent fashion thereafter.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

     "Fee Letter" means that certain letter agreement dated as of the Prior
      ----------
Agreement Closing Date among Paribas, the Borrower and WES.

     "Fiscal Quarter" means a three month period ending either March 31, June
      --------------
30, September 30 or December 31.

     "Fiscal Year" means a twelve (12) month period ending on December 31.
      -----------

     "Fixed Charges" has the meaning specified in Section 11.4.
      -------------

     "GAAP" means generally accepted accounting principles, applied on a
      ----
consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.
Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Governmental Authority" means any nation or government, any state or
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of
      ---------
such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person or indemnifying such person for an obligation and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Guaranty" means the guaranty of a Subsidiary in favor of the Agent and the
      --------
Banks, in substantially the form of Exhibit "D" to the Prior Agreement, as the same may be amended or otherwise modified from time to time and includes the guaranties dated as of May 5, 1999 executed by each of EPI and Colorations pursuant to the Prior Agreement.

     "Hazardous Material" means any substance, product, waste, pollutant,
      ------------------
material, chemical, contaminant, constituent, or other material which is or becomes listed or regulated under any Environmental Law.

     "Insurance Recovery" means, with respect to any loss, destruction or damage
      ------------------
to any Property, the payment by an insurance company of the proceeds of any property or casualty insurance covering such loss, destruction or damage in an amount in excess of $250,000.

     "Interest Expense" means, for any period and any Person, the total of all
      ----------------
interest on Debt of such Person and its subsidiaries paid or accrued during such period, including the interest portion of payments under Capital Lease Obligations.

     "Interest Period" means with respect to any Libor Accounts, each period
      ---------------
commencing on the date such Account is established or Converted from a Base Rate Account or the last day of the next preceding Interest Period with respect to such Libor Account, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 4.5 or 5.1, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the applicable Termination Date shall end on the applicable Termination Date; (c) no more than 12 Interest Periods shall be in effect at the same time; (d) no Interest Period for any Libor Account shall have a duration of less than one (1) month and, if the Interest Period would otherwise be a shorter period, the related Libor Account shall not be available hereunder; and (e) no Interest Period in respect of Term Loans may extend beyond a principal repayment date thereof unless, after giving effect thereto, the aggregate principal amount of such Loans, as the case may be, subject to Libor Accounts having Interest Periods that end after such principal payment date, shall be equal to or less than such Loans to be outstanding hereunder after such principal payment date.

     "Internet Expenditures" means the development expenses and capital
      ---------------------
expenditures specifically identified by the Borrower in the Projections as "Internal Allocation of Web Costs", "External Web Costs" or "Web CAP EX".

     "Inventory" means all "inventory" (as such term is defined in article or
      ---------
chapter 9 of the UCC or any successor statute) now owned or hereafter acquired by the Borrower or any Subsidiary wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property) for services or held as raw materials, work in process, or supplies or materials used or consumed in the business of the Borrower or any Subsidiary.

     "Investco" means Educational Simon LLC, a Delaware limited liability
      --------
company, the majority of whose membership interests are owned by WES and its Affiliates.

     "LC Fee Rate" has the meaning specified in Section 4.2.
      -----------

     "Lender Party" has the meaning specified in Section 14.21.
      ------------

     "Letter of Credit Liabilities" means, at any time, the aggregate amounts of
      ----------------------------
all outstanding Letters of Credit available for drawing and all unreimbursed drawings under Letters of Credit.

     "Letters of Credit" has the meaning specified in Section 2.7(a).
      -----------------

     "Leverage Ratio" means the ratio of Total Debt to Adjusted EBITDA
      --------------
calculated in accordance with Section 11.5.

     "Libor Account" means a portion of a Loan that bears interest at a rate
      -------------
based upon the Adjusted Libor Rate.

     "Libor Rate" means, for any Libor Account for any Interest Period therefor,
      ----------
the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) offered to the Agent at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period by leading banks in the London interbank market of Dollar deposits in immediately available funds having a term comparable to such Interest Period and, if applicable, in an amount comparable to the principal amount of the Libor Account to which such Interest Period relates.

     "Libor Rate Margin" has the meaning specified in Section 4.2.
      -----------------

     "Lien" means any lien, mortgage, security interest, tax lien, financing
      ----
statement (other than financing statements related to leases of equipment which Borrower establishes, to the satisfaction of Agent, to be true leases), pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

     "Loan Documents" means this Agreement, the Notes, the Guaranties, the Deeds
      --------------
of Trust, the Borrower Security Agreement, the Subsidiary Security Agreements, the Pledge Agreements, any interest rate swaps, caps, collars or other similar agreements delivered by Borrower to any Bank, and all other promissory notes, security agreements, deeds of trust, assignments, guaranties, letters of credit, and other instruments, agreements and other documentation executed and delivered by Borrower or any Obligated Party pursuant to or in connection with this Agreement, as such instruments, agreements and other documentation may be amended or otherwise modified, excluding however, the Prior Transaction Documents.

     "Loans" means the Revolving Loans and the Term Loans.
      -----

     "Management Agreement" means the Executive Management Agreement dated the
      --------------------
Prior Agreement Closing Date between the Borrower and WES, as the same exists on the Prior Agreement Closing Date without giving effect to any amendment or other modification thereto unless modified with the consent of the Required Banks.

     "Material Adverse Effect" means (a) a material adverse effect on the
      -----------------------
business, condition (financial or otherwise), operations, results of operations, assets, liabilities or properties of the Borrower and the Subsidiaries taken as a whole; or (b) a material adverse effect on the validity, perfection, priority or ability of the Agent to enforce the Agent=s Lien on any of the Collateral or of the ability of the Agent or any Bank to enforce a material provision of the Loan Documents. In determining whether any individual event could reasonably be expected to result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

     "Maximum Rate" means, at any time and with respect to any Bank, the maximum
      ------------
rate of nonusurious interest under applicable law that such Bank may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

     "Maximum Total Debt" means, as of any date, the product obtained by
      ------------------
multiplying (a) the Adjusted EBITDA calculated as of the most recent month end for which financial statements are then available and for the twelve (12) month period then ended by (b) the number set forth below in the column entitled "Multiplier" opposite the period in which such date falls:


   ========================================================================
                       Period
                       ------

              From                   Through and Including       Multiplier
              ----                   ---------------------       ----------
   ========================================================================

     Closing Date                  March 31, 2000                   3.50
   ------------------------------------------------------------------------

     April 1, 2000                 June 30, 2000                    3.25
   ------------------------------------------------------------------------

     July 1, 2000                  December 31, 2001                3.00
   ------------------------------------------------------------------------
   ------------------------------------------------------------------------

   ------------------------------------------------------------------------
     January 1, 2002               December 31, 2002                2.50
   ------------------------------------------------------------------------

     January 1, 2003               the last Termination Date        2.00
   ========================================================================

     "Monthly Compliance Report" means a report in substantially the form of
      -------------------------
Exhibit "A" properly completed and executed by the president, chief operating officer, chief financial officer, treasurer or other duly authorized officer of the Borrower, setting forth computations of the ratio of Total Debt to Adjusted EBITDA, the Borrowing Base and Internet Expenditures.

     "Mortgage Policies" has the meaning specified in Section 9.12.
      -----------------

     "Mortgaged Properties" means, collectively, the fee-owned properties which
      --------------------
are or are to be subject to the Deeds of Trust and any such after-acquired properties which become subject to a Deed of Trust pursuant to Section 9.12 hereof.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section
      ------------------
3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Net Income" means, for any period and any Person, such Person's and such
      ----------
Person's subsidiaries consolidated net income (or loss) determined in conformity with GAAP, but excluding (to the extent otherwise included therein): (a) the income of any other Person (other than its subsidiaries) in which such Person or any of it subsidiaries has an ownership interest, unless received by such Person or its subsidiaries in a cash distribution; (b) any after-tax gains or losses attributable to asset dispositions and discontinued businesses; (c) to the extent not included in clauses (a) and (b) above, any after-tax extraordinary, non-cash or nonrecurring gains or non-cash losses or non-cash charges due to changes in accounting principles required by GAAP; and (d) the income or loss of any other Person prior to the time such other Person or its assets were acquired.

     "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross
      ------------
amount of cash received by the Borrower or any Subsidiary from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by the
             -----
Borrower or any Subsidiary directly resulting from such Asset Disposition (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition for taxes payable by the Borrower or any Subsidiary on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred
              -----
by the Borrower or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower or any Subsidiary) excluding any fees or expenses paid to an Affiliate of the Borrower or any Subsidiary, minus (d) amounts applied to the
                                             -----
repayment of indebtedness (other than the Obligations) secured by a Lien on the Property subject to the Asset Disposition, which Lien is permitted under Section
10.2 of this Agreement.  "Net Proceeds" with respect to any Asset Disposition
                          ------------
shall also include proceeds (after deducting any amounts specified in clauses
(b), (c) and (d) of the preceding sentence) of any taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain. "Net Proceeds" means, with respect
                                             ------------
to any Equity Issuance or Debt Issuance, (a) the gross amount of cash or cash equivalents received from such Equity Issuance or Debt Issuance, minus (b) the
                                                                 -----
reasonable out-of-pocket costs and expenses incurred by the issuer in connection with such Equity Issuance or Debt Issuance (including reasonable underwriting fees paid to a Person other than an Affiliate of the Borrower or any Subsidiary) excluding any fees or expenses paid to an Affiliate of the Borrower or any Subsidiary.

     "Notes" means the Revolving Notes and the Term Loan Notes.
      -----

     "Obligated Party" means the Subsidiaries of the Borrower, the Pledgors or
      ---------------
any other Person (exclusive of the Borrower, the Agent or any Bank) who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

     "Obligation" means all obligations, indebtedness, and liabilities of the
      ----------
Borrower to the Agent and the Banks, or any of them, arising pursuant to any of the Loan Documents, pursuant to any interest rate swap, interest rate caps, interest rate collars or other similar agreements entered into with the Borrower enabling it to fix or limit its interest expense or pursuant to any foreign exchange, currency hedging, commodity hedging or other agreement entered into with the Borrower enabling it to limit the market risk of holding currency or a commodity in either the cash or futures markets, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Borrower to repay the Loans, the Reimbursement Obligations, interest on the Loans and Reimbursement Obligations, and all fees, costs, and expenses (including attorneys' fees) provided for in the Loan Documents or such agreements enabling the Borrower to fix or limit its interest expense.

     "Operating Agreement" means the Amended and Restated Operating Agreement of
      -------------------
Borrower dated the Closing Date as the same may be amended or otherwise modified from time to time.

     "Operating Cash Flow" has the meaning specified in Section 11.4.
      -------------------

     "Outstanding Revolving Credit" means, at any time of determination, the sum
      ----------------------------
of (a) the aggregate amount of Revolving Loans then outstanding, plus (b) the aggregate amount of Letter of Credit Liabilities (or when calculated with respect to a particular Bank, including the Agent as a Bank, such Bank's interest in such Revolving Loans and Letter of Credit Liabilities).

     "Paribas" means Paribas, Chicago Branch, a bank organized under the laws of
      -------
France acting through its Chicago Branch.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to all or any of its functions under ERISA.

     "Person" means any individual, corporation, business trust, association,
      ------
company, partnership, joint venture, Governmental Authority, or other entity.

     "Plan" means any employee benefit plan established or maintained by the
      ----
Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Pledge Agreement" means all of the pledge agreements between a Pledgor and
      ----------------
the Agent for the benefit of itself and the Banks, in substantially the form of Exhibit "J" to the Prior Agreement, as each may be amended or otherwise modified, and includes the pledge agreements dated as of May 5, 1999 executed by each of Investco, Mr. Ronald W. Phelan, Mr. Richard A. Phelan and QTL pursuant to the Prior Agreement.

     "Pledgors" means Investco, QTL, Mr. Ron Elliott, Mr. Ronald W. Phelan, Mr.
      --------
Richard A. Phelan and any other Person who hereafter owns any Equity Interests in Borrower.

     "Preferred Equity" means the interests of the Class A members of Borrower
      ----------------
as described in the Operating Agreement.

     "Principal Office" means the office of the Agent, located at 227 West
      ----------------
Monroe Street, Suite 3300, Chicago, Illinois 60606 or such other office as the Agent may designate pursuant to a notice given in accordance with Section 14.13.

     "Prior Agreement" has the meaning set forth in the Recitals hereto.
      ---------------

     "Prior Agreement Closing Date" means May 5, 1999.
      ----------------------------

     "Prior Transaction Documents" means the Prior Agreement, the Employment
      ---------------------------
Agreements, the Management Agreement, the QTL Reorganization Documents and the EPI Stock Purchase Documents.

     "Prior Transactions" means, collectively, (i) the Loans made on or after
      ------------------
the Prior Agreement Closing Date but prior to the Closing Date, (ii) the consummation of the QTL Reorganization and the EPI Acquisition, (iii) the entering into of the Prior Transaction Documents, and (iv) the payment of all fees and expenses incurred in connection with and arising out of the Prior Transactions.

     "Prohibited Transaction" means any transaction set forth in Section 406 or
      ----------------------
407 of ERISA or Section 4975(c)(1) of the Code for which there does not exist a statutory or administrative exemption.

     "Projections" means Borrower's forecasted consolidated and consolidating:
      -----------
(a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared reasonably and in good faith on a basis consistent with the Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions (including, without limitation, Internet Expenditures and Capital Expenditures).

     "Property" means property of all kinds, real, personal or mixed, tangible
      --------
or intangible (including without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

     "Purchase Price" means, as of any date of determination and with respect to
      --------------
a proposed acquisition, the purchase price to be paid for the Target or its assets, including all cash consideration paid or committed to be paid (whether classified as purchase price, noncompete payments or otherwise), all fees, expenses and other costs, directly attributable to acquisition of the Target or its assets, and the Dollar value of all other assets (including without limitation, the Equity Interests of the Borrower) to be transferred by the purchaser in connection with such acquisition to the seller all valued in accordance with the applicable purchase agreements.

     "QTL" means QTL Corporation, a California subchapter s corporation.
      ---

     "QTL Reorganization" means the following transactions consummated in the
      ------------------
order listed: (i) the transfer prior to the Prior Agreement Closing Date of certain real estate assets and related liabilities of Borrower to a third Person, (ii) the transfer by QTL of certain assets and liabilities valued at approximately $16,875,000 to Borrower; (iii) the capital contribution of not less than $7,559,000 in Borrower by Investco; (iv) the change of Borrower's name to Earlychildhood.com LLC; and (v) the contribution by the Persons who were members of Borrower prior to the Prior Agreement Closing Date of all their Equity Interest in Borrower to QTL Corporation.

     "QTL Reorganization Documents" means all the documentation executed and
      ----------------------------
delivered to consummate the QTL Reorganization, including without limitation, the Operating Agreement, but excluding the Loan Documents.

     "Quarterly Payment Date" means the last day of March, June, September, and
      ----------------------
December of each year, the first of which shall be March 31, 2000.

     "Receivable" or "Receivables" means, as of any date of determination
      ----------      -----------
thereof, each and every "account" as such term is defined in article or chapter 9 of the UCC (or any successor statute) and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of the Borrower or any Subsidiary in respect of Inventory sold and shipped or services rendered by the Borrower or any Subsidiary.

     "Register" has the meaning specified in Section 14.8.
      --------

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to any Bank, any change after the
      -----------------
date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reimbursement Obligation" means the obligation of the Borrower to
      ------------------------
reimburse the Agent for any demand for payment or drawing under a Letter of Credit.

     "Release" means, as to any Person, any release, spill, emission, leaking,
      -------
pumping, injection, deposit, disposal, disbursement leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property in violation of Environmental Laws.

     "Remedial Action" means all actions required to (a) cleanup, remove, treat,
      ---------------
or otherwise address Hazardous Materials in the indoor or outdoor environment,
(b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "Reportable Event" means any of the events set forth in Section 4043 of
      ----------------
ERISA.

     "Required Banks" means Banks having (a) fifty-one percent (51%) or more of
      --------------
the Revolving Commitments and the outstanding principal amount of the Term Loans or (b) if all Revolving Commitments have terminated or have otherwise been fulfilled, fifty-one percent (51%) or more of the outstanding principal amount of the Loans and participations in the Letters of Credit.

     "Reserve Requirement" means, for any Libor Account for any Interest Period
      -------------------
therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion Dollars against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against any category of liabilities which includes deposits by reference to which the Adjusted Libor Rate is to be determined or any category of extensions of credit or other assets which include Libor Accounts.

     "Revolving Commitment" means, as to each Bank, the obligation of such Bank
      --------------------
to make advances of funds and purchase participation interests in (or with respect to the Agent as a Bank, hold other interests in) Letters of Credit in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Revolving Commitment", or, if such
                                          --------------------
Bank is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Bank as such Bank's Revolving Commitment, as the same may be reduced or terminated pursuant to Section 2.6,
Section 6.7 or Section 12.2. The aggregate amount of the Revolving Commitments of all Banks equals $10,000,000.

     "Revolving Loans" means, as to any Bank, the advances made by such Bank
      ---------------
pursuant to Section 2.1 and the advances made by such Bank pursuant to Section
2.1 of the Prior Agreement as a "Revolving Loan" which are outstanding on the Closing Date.

     "Revolving Notes" means the promissory notes provided for by Section 2.2
      ---------------
and all amendments or other modifications thereof.

     "Revolving Termination Date" means May 5, 2004, or such earlier date on
      --------------------------
which the Revolving Commitments terminate as provided in this Agreement.

     "Solvent" means, with respect to any Person as of the date of any
      -------
determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Subsidiary" means any corporation (or other entity) of which at least a
      ----------
majority of the outstanding shares of stock (or other ownership interests) having by the terms thereof ordinary voting power to elect a majority of the board of directors (or similar governing body) of such corporation (or other entity) (irrespective of whether or not at the time stock (or other ownership interests) of any other class or classes of such corporation (or other entity) shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of the Subsidiaries or by the Borrower and one or more of the Subsidiaries.

     "Subsidiary Security Agreements" means all of the security agreements
      ------------------------------
between a Subsidiary and the Agent for the benefit of itself and the Banks, in substantially the form of Exhibit "G" to the Prior Agreement, as each may be amended or otherwise modified and includes the security agreements dated as of May 5, 1999 executed by each of EPI and Colorations pursuant to the Prior Agreement.

     "Target" has the meaning specified in Section 10.3.
      ------

     "Tax Distributions" means the distributions made to the members of Borrower
      -----------------
to discharge their United States federal, state and local income tax liabilities attributable to the income, losses and gains of the Borrower.

     "Termination Dates" means the Revolving Termination Date and the Term Loan
      -----------------
Termination Date.

     "Term Loan" means, as to any Bank, the advance made by such Bank under the
      ---------
Prior Agreement as a "Term Loan" to the extent outstanding on the Closing Date. The principal amount of each such advance outstanding as of January 1, 2000 is set forth opposite the name of such Bank on the signature pages hereto under the heading "Term Loan". As of January 1, 2000, the aggregate principal amount of the Term Loans of all Banks equals $9,625,000.

     "Term Loan Notes" means the promissory notes provided for by Section 3.1
      ---------------
and all amendments or other modifications thereof.

     "Term Loan Termination Date" means March 31, 2004, or such earlier date on
      --------------------------
which the Term Loans become due and payable as provided in this Agreement.

     "Test Period" has the meaning specified in Section 11.2.
      -----------

     "Total Debt" has the meaning specified in Section 11.5.
      ----------

     "Type" means either type of Account (i.e., either a Base Rate Account or
      ----
Libor Account).

     "UCC" means the Uniform Commercial Code as in effect in the State of
      ---
Illinois.

     "WES" means William E. Simon & Sons, L.L.C.
      ---

     "Yearly Limit" has the meaning specified in Section 11.6.
      ------------

     Section 1.2  Other Definitional Provisions. All definitions contained in
                  -----------------------------
this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

     Section 1.3  Accounting Terms and Determinations. Except as otherwise
                  -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Banks hereunder shall be prepared, in accordance with GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in Section 8.2 hereof. All calculations made for the purposes of determining compliance with the provisions of this Agreement shall be made by application of GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in Section 8.2 hereof. To enable the ready and consistent determination of compliance by the Borrower with its obligations under this Agreement, the Borrower will not change the manner in which either the last day of its Fiscal Year or the last days of the first three Fiscal Quarters of its Fiscal Years is calculated except as currently contemplated by the definition of the term Fiscal Year. In the event any changes in accounting principles required by GAAP or recommended by the Borrower's certified public accountants and implemented by the Borrower occur and such changes result in a change in the method of the calculation of financial covenants, standards or terms under this Agreement, then the Borrower, the Agent and the Banks agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating such covenants, standards or terms shall be the same after such changes as if such changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Agent, the Borrower and the Banks, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such changes had not occurred.

     Section 1.4  Time of Day. Unless otherwise indicated, all references in
                  -----------
this Agreement to times of day shall be references to Chicago, Illinois time.

     Section 1.5  Exhibits and Schedules to the Prior Agreement.
                  ---------------------------------------------
             (1) Exhibits "F", "H" and "I" to the Prior Agreement are hereby deleted in their entirety and replaced with Exhibits "A", "B" and "C" to this Agreement, as applicable. Exhibit "C" to the Prior Agreement is hereby deleted in its entirety and not replaced with any substitute exhibit. All other Exhibits to the Prior Agreement shall survive this amendment and restatement of the Prior Agreement and shall be incorporated into this Agreement where applicable.

             (2)  Schedules 9.2, 9.5, 9.12, 9.14, 11.1 and 11.2 to the Prior
     Agreement are hereby deleted in their entirety and replaced with Schedules 8.2, 8.5, 8.12, 8.14, 10.1 and 10.2 to this Agreement. Schedules 1.1,
     1.1(a) and 1.1(b) to the Prior Agreement are hereby deleted in their entirety and not replaced with any substitute schedule.

                                   ARTICLE 2

                           Revolving Credit Facility
                           -------------------------

     Section 1.6  Revolving Commitments. Subject to the terms and conditions of
                  ---------------------
this Agreement, each Bank severally agrees to make one or more Revolving Loans to the Borrower from time to time from and including the Closing Date to but excluding the Revolving Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Revolving Commitment as then in effect; provided, however: (a) the Outstanding Revolving
                              --------  -------
Credit applicable to a Bank (including the Agent as a Bank) shall not at any time exceed such Bank's Revolving Commitment; (b) the Outstanding Revolving Credit shall not at any time exceed the lesser of (i) the then-existing Borrowing Base (based on the most recently delivered Monthly Compliance Report) or (ii) the aggregate Revolving Commitments; (c) the outstanding amount of the Total Debt shall at no time exceed the Maximum Total Debt; and (d) during each Clean Down Period, the Outstanding Revolving Credit shall not exceed an aggregate amount equal to $3,500,000. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, prepay, and reborrow hereunder the amount of the Revolving Commitments and may establish Base Rate Accounts and Libor Accounts thereunder and, until the Revolving Termination Date, the Borrower may Continue Libor Accounts established under the Revolving Loans or Convert Accounts established under the Revolving Loans of one Type into Accounts of the other Type. Accounts of each Type under the Revolving Loan made by each Bank shall be established and maintained at such Bank's Applicable Lending Office for Revolving Loans of such Type.

     Section 1.7  Revolving Notes. The Revolving Loans made by a Bank shall be
                  ---------------
evidenced by a single promissory note of the Borrower in substantially the form of Exhibit "A" to the Prior Agreement, dated the Prior Agreement Closing Date (or, with respect to such a promissory note payable to a Bank that becomes or has become such pursuant to an Assignment and Acceptance, the effective date specified in such Assignment and Acceptance), payable to the order of such Bank in a principal amount equal to its Revolving Commitment and otherwise duly completed.

     Section 1.8  Repayment of Revolving Loans. The Borrower shall pay to the
                  ----------------------------
Agent for the account of the Banks the outstanding principal amount of all of the Revolving Loans on the Revolving Termination Date.

     Section 1.9  Use of Proceeds. The proceeds of Revolving Loans shall be used
                  ---------------
by the Borrower for working capital and general corporate purposes in the ordinary course of business, including, without limitation, the satisfaction of Reimbursement Obligations in accordance with subsection 2.7(e).

     Section 1.10 Revolving Commitment Fee. The Borrower agrees to pay to the
                  ------------------------
Agent for the account of each Bank a commitment fee equal to one-half of one percent (0.50%) of the daily average unused amount of such Bank's Revolving Commitment (including both Revolving Loans and Letter of Credit Liabilities as usage) for the period from and including the Closing Date to and including the Revolving Termination Date. Accrued commitment fees under this
Section 2.5 shall be payable in arrears on each Quarterly Payment Date and on the Revolving Termination Date.

     Section 1.11 Reduction or Termination of Revolving Commitments. The
                  -------------------------------------------------
Borrower shall have the right to terminate or reduce in part the unused portion of the Revolving Commitments at any time and from time to time, provided that:
(a) the Borrower shall give notice of each such termination or reduction as provided in Section 5.3; and (b) each partial reduction shall be in an aggregate amount at least equal to $500,000 or a multiple of $100,000 in excess thereof. The Revolving Commitments may not be reinstated after they have been terminated or reduced.

     Section 1.12 Letters of Credit.
                  -----------------

             (1)  Commitment to Issue. The Borrower may utilize the Revolving
                  -------------------
     Commitments by requesting that the Agent issue, and the Agent, subject to the terms and conditions of this Agreement, shall issue, letters of credit for the Borrower's or one of the Subsidiaries' account (such letters of credit, together with any letters of credit that were issued under the terms of Section 2.7 of the Prior Agreement and are outstanding on the Closing Date, being hereinafter referred to as the "Letters of Credit");
                                                         -----------------
     provided, however: (i) the aggregate amount of outstanding Letter of Credit
     --------  -------
     Liabilities shall not at any time exceed $2,500,000; (ii) the Outstanding Revolving Credit shall not at any time exceed the lesser of the then-existing Borrowing Base (based on the most recently delivered Monthly Compliance Report) or the aggregate Revolving Commitments; (iii) the Outstanding Revolving Credit applicable to a Bank shall not at any time exceed such Bank's Revolving Commitment; (iv) the outstanding amount of the Total Debt shall at no time exceed the Maximum Total Debt; and (v) during each Clean Down Period, the Outstanding Revolving Credit shall not exceed an aggregate amount equal to $3,500,000. Upon the date of issue of a Letter of Credit, the Agent shall be deemed, without further action by any party hereto, to have sold to each other Bank, and each other Bank shall be deemed, without further action by any party hereto, to have purchased from the Agent a participation to the extent of such Bank's Commitment Percentage of the Revolving Commitments in such Letter of Credit and the related Letter of Credit Liabilities.

             (2)  Letter of Credit Request Procedure. Except for Letters of
                  ----------------------------------
     Credit issued on the Closing Date, the Borrower shall give the Agent at least five (5) Business Days (or such lesser time as Agent may agree) irrevocable prior notice (effective upon receipt) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice the Agent shall promptly notify each other Bank of the contents thereof and of such Bank's Commitment Percentage of the amount of the proposed Letter of Credit. Each Letter of Credit shall have an expiration date that does not extend either beyond a date which is thirty (30) days prior to the Revolving Termination Date or beyond a date that is one (1) year from the date of its issuance, shall be payable in Dollars, must support transactions entered into in the ordinary course of the Borrower's or a Subsidiaries' business, must be reasonably satisfactory in form and substance to the Agent, and shall be issued pursuant to such documentation as the Agent may reasonably require, including, without limitation, the Agent's standard form letter of credit request and reimbursement agreement; provided, that, in the event of any
                                          --------
     conflict between the terms of such agreement and the other Loan Documents, the terms of the other Loan Documents shall control.

          (3)  Letter of Credit Fees. The Borrower will pay to the Agent for the
               ---------------------
     account of each Bank a letter of credit fee on such Bank's Commitment Percentage of the Revolving Commitments of the amount available for drawings under each Letter of Credit, such letter of credit fee (i) to be paid in arrears on each Quarterly Payment Date until the date of expiration or termination thereof (each such date herein a "Payment Date") and (ii) to
                                                      ------------
     be calculated for the period from and including one Payment Date to and excluding the next at a rate equal to the LC Fee Rate in effect on the date of payment (as determined in accordance with Section 4.2). After receiving any payment of any letter of credit fees under this clause (c), the Agent will promptly pay to each Bank the letter of credit fees then due such Bank. With respect to each Letter of Credit, the Borrower will also pay to the Agent for its sole account on the date of the issuance of the Letter of Credit an issuance fee equal to the greater of $500.00 or one quarter of one percent (0.25%) of the maximum amount available to be drawn under the Letter of Credit.

          (4)  Funding of Drawings. Upon receipt from the beneficiary of any
               -------------------
     Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Agent shall promptly notify the Borrower and each Bank as to the amount to be paid as a result of such demand or drawing and the respective payment date. Not later than 11:00 a.m. on the applicable payment date, each Bank will make available to the Agent, at the Principal Office, in immediately available funds, an amount equal to such Bank's Commitment Percentage of the Revolving Commitments in the amount to be paid as a result of such demand or drawing even if the conditions to a Loan under Article 7 have not been satisfied.

          (5)  Reimbursements. The Borrower shall be irrevocably and
               --------------
     unconditionally obligated to immediately reimburse the Agent for any amounts paid by the Agent upon any demand for payment or drawing under any Letter of Credit, without presentment, demand, protest, or other formalities of any kind. All payments on the Reimbursement Obligations shall be made to the Agent at the Principal Office for the account of the Agent in Dollars and in immediately available funds, without setoff, deduction or counterclaim not later than 2:00 pm. on the date of the corresponding payment under the Letter of Credit by the Agent. Subject to the other terms and conditions of this Agreement, such reimbursement may be made by the Borrower requesting a Revolving Loan in accordance with Section
     5.1 the proceeds of which shall be credited against the Borrower's Reimbursement Obligations. The Agent will pay to each Bank such Bank's Commitment Percentage of the Revolving Commitments of all amounts received from the Borrower for application in payment, in whole or in part, to the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Agent in respect of such Letter of Credit pursuant to clause (d) of this Section 2.7.

          (6)  Reimbursement Obligations Absolute. The Reimbursement Obligations
               ----------------------------------
     of the Borrower under this Agreement shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever and the Borrower hereby waives any defense to the payment of the Reimbursement Obligations based on any circumstance whatsoever, including without limitation, in either case, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other Loan Document; (ii) any amendment or waiver of or any consent to departure from any Loan Document;
     (iii) the existence of any claim, set-off, counterclaim, defense or other rights which the Borrower, any Obligated Party, or any other Person may have at any time against any beneficiary of any Letter of Credit, the Agent, any Bank, or any other Person, whether in connection with any Loan Document or any unrelated transactions; (iv) any statement, draft, or other documentation presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (v) payment by the Agent under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or (vi) any other circumstance whatsoever, whether or not similar to any of the foregoing.

          (7)  Issuer Responsibility. The Borrower assumes all risks of the acts
               ---------------------
     or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Except as set forth in this subsection (g), neither the Agent, any Bank nor any of their respective officers or directors shall have any responsibility or liability to the Borrower or any other Person for: (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, each of which requirements, if contained in any Letter of Credit itself, it is agreed may be waived by the Agent; (b) errors, omissions, interruptions, or delays in transmission or delivery of any messages; (c) the validity, sufficiency, or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent, or forged or any statement therein is untrue or inaccurate in any respect; (d) the payment by the Agent to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit; or (e) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit. The Borrower shall have a claim against the Agent, and the Agent shall be liable to the Borrower, to the extent of any direct, but not indirect, consequential or punitive, damages suffered by the Borrower which the Borrower proves in a final nonappealable judgment were caused by (i) the Agent's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (ii) the Agent's willful failure to pay under any Letter of Credit after presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. The Agent may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 1.13  Borrowing Base. Percentages used from time to time in
                   --------------
calculating the Borrowing Base are for the sole purpose of determining the maximum amount of the Outstanding Revolving Credit that may be outstanding from time to time under this Agreement, and shall not be evidentiary of or binding upon the Agent or the Banks with respect to the market value or liquidation value of any Collateral. Funding of Revolving Loans and issuance of Letters of Credit hereunder shall at all times remain subject to confirmation by the Agent of Eligible Inventory, Eligible Receivables and the Borrowing Base. Any request for a Revolving Loan or issuance of a Letter of Credit which, if funded or issued, as applicable, would result in the unpaid balance of the Outstanding Revolving Credit being in excess of the amount allowed by this Agreement may be declined by the Agent in its sole discretion. The Agent shall notify the Borrower of any refusal of any such request for a Revolving Loan as soon as reasonably practical and, in any event, within one Business Day after such refusal.

                                   ARTICLE 3

                                  Term Loans
                                  ----------

     Section 1.14  Term Loan Notes.  The Term Loan made by a Bank shall be
                   ---------------
evidenced by a single promissory note of the Borrower in substantially the form of Exhibit "B" to the Prior Agreement, payable to the order of such Bank in a principal amount equal to its Term Loan as outstanding on the Prior Agreement Closing Date or, if applicable, on the date of the most recent Assignment and Acceptance executed by such Bank after the Prior Agreement Closing Date and otherwise duly completed.

     Section 1.15  Repayment of Term Loans. The Borrower shall pay to the Agent
                   -----------------------
for the account of the Banks the aggregate principal amount of all of the Term Loans, and such principal amount shall be due and payable, as follows:

             (1) In sixteen (16) consecutive quarterly installments due and payable on each Quarterly Payment Date commencing March 31, 2000 and continuing until and including December 31, 2003 as follows:

                   (1) the installment due on March 31, 2000 shall be in an amount equal to $125,000;

                   (2) each installment due on June 30, 2000, September 30, 2000, December 31, 2000 and March 31, 2001 shall be in an amount equal to $187,500 each;

                   (3) each installment due on June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002 shall be in an amount equal to $500,000 each;

                   (4) each installment due on June 30, 2002, September 30, 2002, December 31, 2002 and March 31, 2003 shall be in an amount equal to $750,000 each; and

                   (5) each installment due on June 30, 2003, September 30, 2003 and December 31, 2003 shall be in an amount equal to $937,500 each; and

             (2) in one final installment in the amount of all outstanding principal of the Term Loans due and payable on the Term Loan Termination Date.

                                   ARTICLE 4

                               Interest and Fees
                               -----------------

     Section 1.16  Interest Rate. The Borrower shall pay to the Agent for the
                   -------------
account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan to but excluding the date such Loan is due, at a fluctuating rate per annum equal to the Applicable Rate. The term "Applicable Rate" means, with respect to any Loans:
                            ---------------
(a) during the period that such Loans or portions thereof are subject to a Base Rate Account, the Base Rate plus the Base Rate Margin and (b) during the period that such Loans or portions thereof are subject to a Libor Account, the Adjusted Libor Rate plus the Libor Rate Margin.

     Section 1.17  Determinations of Margins and Fees. The margins identified in
                   ----------------------------------
Section 4.1 and the fees payable under subsection 2.7(c) shall be defined and determined as follows:

             (1)  "Base Rate Margin" shall mean, at any time, 2.00% per annum.
                   ----------------

             (2)  "LC Fee Rate" shall mean, at any time, 3.25% per annum
                   -----------

             (3)  "Libor Rate Margin" shall mean, at any time, 3.25% per annum.
                   -----------------

     Section 1.18  Payment Dates. Accrued interest on the Loans shall be due and
                   -------------
payable as follows: (i) in the case of Loans subject to Base Rate Accounts, on each Quarterly Payment Date and on the applicable Termination Date; (ii) in the case of Loans subject to Libor Accounts and with respect to each such Account, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period, and (iii) on the applicable Termination Date.

     Section 1.19  Default Interest. Notwithstanding the foregoing, the Borrower
                   ----------------
will pay to the Agent for the account of each Bank interest at the applicable Default Rate on any principal of any Loan made by such Bank, any Reimbursement Obligation, and (to the fullest extent permitted by law) any other amount payable by the Borrower under any Loan Document to or for the account of the Agent or such Bank, that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

     Section 1.20  Conversions and Continuations of Accounts. Subject to
                   -----------------------------------------
Sections 5.2 and 6.5 and the other provisions of this Agreement, the Borrower shall have the right from time to time to Convert all or part of any Base Rate Account in existence under a Loan into a Libor Account under the same Loan or to Continue Libor Accounts in existence under a Loan as Libor Accounts under the same Loan, provided that: (a) the Borrower shall give the Agent notice of each such Conversion or Continuation as provided in Section 5.3; (b) a Libor Account may only be Converted on the last day of the Interest Period therefor; (c) except for Conversions into Base Rate Accounts, no Conversions or Continuations shall be made while an Event of Default has occurred and is continuing; and (d) a Libor Account established under one Loan may not be Continued as a Libor Account under another Loan.

     Section 1.21  Computations. Interest payable by the Borrower based on the
                   ------------
Base Rate under the Loan Documents shall in all cases be computed on the basis of a year of 365 or 366, as the case may be, days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Interest payable by the Borrower based on the Libor Rate and all fees payable under the Loan Documents shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable, unless such calculation would result in a usurious rate of interest in which case such calculation shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

                                   ARTICLE 5

                            Administrative Matters
                            ----------------------

     Section 1.22  Borrowing Procedure. The Borrower shall give the Agent, and
                   -------------------
the Agent will give the Banks, notice of each borrowing under any Revolving Commitment in accordance with Section 5.3. Not later than 1:00 p.m. on the date specified for each borrowing under the Revolving Commitment each Bank will make available the amount of the Loan to be made by it on such date to the Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by either (a) depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Agent at the

Principal Office or (b) wire transferring such funds to a Person or Persons designated by the Borrower in writing.

     Section 1.23  Minimum Amounts. Except for prepayments pursuant to Article 6
                   ---------------
or Section 5.4, each prepayment of principal of a Loan and each borrowing of a Loan shall be in a minimum principal amount of $100,000 or any larger amount in increments of $100,000. Each Libor Account applicable to a Loan shall be in a minimum principal amount of $1,000,000 or any larger amount in increments of $100,000.

     Section 1.24  Certain Notices. Notices by the Borrower to the Agent of
                   ---------------
terminations or reductions of Revolving Commitments, notices of borrowings and prepayments of Loans and notices of Conversion and Continuations of Accounts shall be irrevocable and shall be effective only if received by the Agent not later than (a) 12:00 p.m. on the Business Day of any borrowing, prepayment or repayment (other than scheduled payments and mandatory prepayments) of Loans subject to Base Rate Accounts or Conversions into Base Rate Accounts and (b) 1:00 p.m. on the Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment specified below:

 ------------------------------------------------------------------------------
                 Notice                                 Number of Business Days
                                                                Prior
 Termination or reduction of Revolving Commitments                3
-------------------------------------------------------------------------------
 Borrowing, prepayment or repayment (other than                   3
 scheduled payments and mandatory prepayments)
 of Loans subject to Libor Accounts, Conversions
 into or Continuations as Libor Accounts
===============================================================================


Any notices specified above which are received by the Agent after the time specified above on a Business Day shall be deemed to be received and shall be effective on the next Business Day. Each such notice of termination or reduction shall specify the amount of the Revolving Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation, or prepayment shall (a) specify the Loans to be borrowed or prepaid or the Accounts to be Converted or Continued; (b) the amount (subject to Section 5.2 hereof) to be borrowed, Converted, Continued or prepaid; (c) in the case of a Conversion, the Type of Account to result from such Conversion; (d) in the case of a borrowing, the Type of Account or Accounts to be applicable to such borrowing and the amounts thereof; (e) in the event a Libor Account is selected, the duration of the Interest Period therefor; and (f) the date of borrowing, Conversion, Continuation, or prepayment (which shall be a Business Day). Each notice of borrowing shall also certify to a calculation of the Total Debt (calculated as if the borrowing in question had occurred) and the Maximum Total Debt as of the most recent month end prior to the notice of borrowing. The Agent shall notify the Banks of the contents of each such notice on the date of its receipt of the same or, if received on or after the time required above on a Business Day, on the next Business Day. In the event the Borrower fails to select the Type of Account applicable to a Loan, or the duration of any Interest Period for any Libor Account, within the time period and otherwise as provided in this Section 5.3, such Account (if outstanding as Libor Account) will be automatically Converted into a Base Rate Account on the last day of the preceding Interest Period for such Account or (if outstanding as a Base Rate Account) will remain as, or (if not then outstanding) will be made as, a Base Rate Account. The Borrower may not borrow any Loans subject to a Libor Account, Convert any Base Rate Accounts into Libor Accounts, or Continue any Libor Account as a Libor Account if an Event of Default exists or if the Applicable Rate for such Libor Accounts would exceed the Maximum Rate.

     Section 1.25  Prepayments.
                   -----------

             (1)   Mandatory Prepayments.
                   ---------------------

                   (1)  Excess Cash Flow. The Borrower shall, on July 14, 2000,
                        ----------------
             pay to the Agent as a prepayment on the Loans an aggregate amount equal to 75% of the Excess Cash Flow calculated for the period beginning on the Prior Agreement Closing Date and ending on the last day of such Fiscal Year if the Leverage Ratio calculated for such period is greater than 2.5 to 1.0. The Borrower shall, on the date 105 days after the end of each of its Fiscal Years, commencing with the first such date after the date referred to in the immediately preceding sentence, pay to the Agent as a prepayment on the Loans an aggregate amount equal to 75% of the Excess Cash Flow for the Fiscal Year of the Borrower then most recently ended if the Leverage Ratio calculated for such Fiscal Year is greater than 2.5 to 1.0. Concurrently with the making of any such payment, the Borrower shall deliver to the Agent a certificate of an authorized officer of the Borrower demonstrating its calculation of the amount required to be paid.

                   (2)  Insurance Recovery. The Borrower shall, on each day that
                        ------------------
             the Borrower or any Subsidiary receives, or is deemed to receive, any Excess Insurance Proceeds, pay (or cause to be paid) to the Agent an aggregate amount equal to such Excess Insurance Proceeds as a prepayment on the Loans.

                   (3)  Asset Dispositions. The Borrower shall, on each day that
                        ------------------
             the Borrower or any Subsidiary receives Net Proceeds from an Asset Disposition, pay (or cause to be paid) to the Agent an aggregate amount equal to 100% of the Net Proceeds from such Asset Disposition as a prepayment on the Loans.

                   (4)  Equity Issuances. The Borrower shall, on each day that
                        ----------------
             the Borrower or any Subsidiary receives, directly or indirectly, Net Proceeds from any Equity Issuance made after the Closing Date, pay (or cause to be paid) to the Agent an aggregate amount equal to 100% of the Net Proceeds from such Equity Issuance as a prepayment on the Loans. Notwithstanding the foregoing provisions of this
             Section 5.4(a)(iv), (1) the Borrower may, at its option, exclude from the operation of this section the Net Proceeds of up to $12,441,000 contributed, directly or indirectly, after the Prior Agreement Closing Date to the Borrower by Investco under the terms of the Operating Agreement, but only if and so long as such Equity Issuance occurs after the Prior Agreement Closing Date and if no Default exists under this Agreement before and after such Equity Issuance and (2) the Equity Issuances permitted by clause
             (i) of Section 10.6 and the Equity Issuances made in connection with Internet Expenditures shall be excluded from the application of this Section 5.4(a)(iv).

                   (5)  Debt Issuances. The Borrower shall, on each day that the
                        --------------
             Borrower or any of Subsidiary receives, directly or indirectly, Net Proceeds from any Debt Issuance (other than the issuance of Debt permitted by Section 10.1), pay (or cause to be paid) to the Agent an aggregate amount equal to 100% of the Net Proceeds from such Debt Issuance as a prepayment on the Loans.

                   (6)  Total Debt in excess of the Maximum Total Debt. If as of
                        ----------------------------------------------
             the end of any month, the Total Debt exceeds the Maximum Total Debt as reflected in the Monthly Compliance Report then most recently delivered, the Borrower shall within one (1) Business Day after the determination thereof prepay the Loans by the amount of the excess.

                   (7)  Revolving Loans. If at any time the Outstanding
                        ---------------
             Revolving Credit exceeds the lesser of (a) the aggregate Revolving Commitments or (b) the then-existing Borrowing Base (based on the most recently delivered Monthly Compliance Report), the Borrower shall, within one day after the occurrence thereof, prepay the outstanding Revolving Loans by the amount of such excess or if no Revolving Loans are outstanding and the Outstanding Revolving Credit exceeds the then-existing Borrowing Base (based on the most recently delivered Monthly Compliance Report), the Borrower shall immediately pledge to the Agent cash or cash equivalents in an amount equal to the excess as security for the Obligations.

     Prepayments of the Loans under clauses (i) through (vi) of this subsection shall be applied as follows:

             (A) during the period commencing on the Closing Date and continuing through and including May 5, 2001, such prepayments shall be applied as follows:

                  (i) first, on a pro rata basis to the unpaid installments outstanding under the Term Loans, with each such installment being prepaid by its pro rata portion of the amount of the prepayment, with an installment's pro rata portion equal to a percentage obtained by multiplying by 100 the quotient derived by dividing the outstanding principal amount of such installment by the aggregate outstanding principal amount of all unpaid installments outstanding under the Term Loans until the Term Loans are paid in full, and

               (ii) then such prepayments shall be applied to reduce the outstanding principal of the Revolving Loans (but with no reduction in the Revolving Commitments); and

          (B) during the period commencing on May 5, 2001 and continuing through, but not including, the last Termination Date, such prepayments shall be applied first on a pro rata basis to the unpaid installments outstanding under the Term Loans, each such installment being prepaid by its pro rata portion of the amount of the prepayment, with an installment's pro rata portion equal to a percentage obtained by multiplying by 100 the quotient derived by dividing the outstanding principal amount of such installment by the aggregate outstanding principal amount of all unpaid installments outstanding under the Term Loans, until the Term Loans are paid in full and then to the outstanding principal amount of the Revolving Loans. The Revolving Commitments shall be permanently reduced by the amount of each prepayment of the Revolving Loans pursuant to this Section 5.4(a)(B).

          (2)  Optional. Subject to Section 5.2 and the provisions of this
               --------
     clause (b), the Borrower may, at any time and from time to time without premium or penalty upon prior notice to the Agent as specified in Section 5.3, prepay or repay any Loan in full or in part. Any optional prepayment of the Term Loans shall be accompanied with accrued interest on the amount prepaid to the date of prepayment and any partial prepayments thereof shall be applied pro rata (as determined in accordance with Section 5.4(a)) to the then remaining installments of principal of such Loans. Loans subject to a Libor Account may be prepaid or repaid only on the last day of the Interest Period applicable thereto unless (i) the Borrower pays to the Agent for the account of the applicable Banks any amounts due under Section
     6.5 as a result of such prepayment or repayment or (ii) after giving effect to such prepayment or repayment the aggregate principal amount of the Libor Accounts applicable to the Loan being prepaid or repaid having Interest Periods that end after such payment date shall be equal to or less than the principal amount of such Loan after such prepayment or repayment.

          (3)  Clean Down Prepayment. Borrower shall make such prepayments under
               ---------------------
     the Revolving Loans as is necessary so that at all times during each Clean Down Period, the Outstanding Revolving Credit shall not exceed $3,500,000.

     Section 1.26    Method of Payment.  Except as otherwise expressly provided
                     -----------------
herein, all payments of principal, interest, and other amounts to be made by the Borrower or any Obligated Party under the Loan Documents shall be made to the Agent at the Principal Office for the account of each Bank's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 1:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower and each Obligated Party shall, at the time of making each such payment, specify to the Agent the sums payable under the Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment and any proceeds of any Collateral to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 6.6 hereof); provided
                                                                        --------
that any payment made within ten (10) Business Days prior to a scheduled payment date shall be deemed a "payment" rather than a "prepayment" to the extent necessary to discharge the next due installment. Each payment received by the Agent under any Loan Document for the account of a Bank shall be paid to such Bank by 3:00 p.m. on the date the payment is deemed made to the Agent in immediately available funds, for the account of such Bank's Applicable Lending Office. Whenever any payment under any Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fees, as the case may be.

     Section 1.27   Pro Rata Treatment.  Except to the extent otherwise provided
                    ------------------
herein: (a) each Loan shall be made by the Banks, each payment of commitment fees under Section 2.5 and letter of credit fees under subsection 2.7(c) shall be made for the account of the Banks, and each termination or reduction of the Revolving Commitments shall be applied to the Revolving Commitments of the Banks, pro rata according to their respective applicable Commitment Percentages;
(b) the making, Conversion, and Continuation of Accounts of a particular Type (other than Conversions provided for by Section 6.4) shall be made pro rata among the Banks holding Accounts of such Type according to their respective applicable Commitment Percentages; (c) each payment and prepayment of principal of or interest on Loans or Reimbursement Obligations by the Borrower shall be made to the Agent for the account of the Agent or the Banks holding such Loans or Reimbursement Obligations (or participation interests therein) pro rata in accordance with the respective unpaid principal amounts of such Loans or participation interests held by the Agent or such Banks; (d) proceeds of Collateral shall be shared by the Agent and the Banks pro rata in accordance with the respective unpaid principal amounts of and interest on the Obligations then due the Agent and the Banks; and (e) the Banks (other than the Agent) shall purchase from the Agent participations in the Letters of Credit to the extent of their respective Commitment Percentages calculated with respect to the Revolving Commitments. If at any time payment, in whole or in part, of any amount distributed by the Agent hereunder is rescinded or must otherwise be restored or returned by Agent as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to the Agent.

     Section 1.28   Sharing of Payments.  If a Bank shall obtain payment of any
                    -------------------
principal of or interest on any of the Obligations due to such Bank hereunder directly (and not through the Agent) through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Banks participations in the Obligations held by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment pro rata in accordance with the unpaid principal of and interest on the Obligations then due to each of them. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Bank so purchasing a participation in the Obligations held by the other Banks may exercise all rights of set-off, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

     Section 1.29   Non-Receipt of Funds by the Agent.  Unless the Agent shall
                    ---------------------------------
have been notified by a Bank or the Borrower (the "Payor") prior to the date on
                                                   -----
which such Bank is to make payment to the Agent hereunder or the Borrower is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which
                                                   ----------------
notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, (a) the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal (i) to the Federal Funds Rate for the first day of such period and thereafter at the Base Rate plus the Base Rate Margin if the Payor is a Bank or (ii) at the Base Rate plus the Base Rate Margin for such period if the Payor is the Borrower and
(b) Agent shall be entitled to offset against any and all sums to be paid to such recipient, the amount calculated in accordance with the foregoing clause
(a).

     Section 1.30   Withholding Taxes.  All payments by the Borrower of amounts
                    -----------------
payable under any Loan Document shall be payable without deduction for or on account of any present or future taxes, duties or other charges levied or imposed by the United States of America or by the government of any jurisdiction outside the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments (but excluding any tax imposed on or measured by the net income or profit of a Bank pursuant to the laws of the jurisdiction in which it is organized or in which the Principal Office or Applicable Lending Office of such Bank is located or any subdivision thereof or therein). If any such taxes, duties or other charges are so levied or imposed, the Borrower will make additional payments in such amounts so that every net payment of amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties or other charges, will not be less than the amount provided for herein or therein, provided that the Borrower may withhold to the extent required by law and shall have no obligation to pay such additional amounts to any Bank to the extent that such taxes, duties, or other charges are levied or imposed by reason of the failure or inability of such Bank to comply with the provisions of Section 5.10. The Borrower shall furnish promptly to the Agent for distribution to each affected Bank, as the case may be, official receipts evidencing any such withholding or reduction.

     Section 1.31   Withholding Tax Exemption.  Each Bank that is not
                    -------------------------
incorporated under the laws of the United States of America or a state thereof agrees that it will, in a reasonably prompt fashion after it initially becomes a Bank hereunder, deliver to the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or any successor form) , certifying in either case that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 (or any successor form) further undertakes to deliver to the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless a Regulatory Change has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

     Section 1.32   Participation Obligations Absolute; Failure to Fund
                    ---------------------------------------------------
Participation.  The obligations of a Bank to fund its participation in the
-------------
Letters of Credit in accordance with the terms hereof shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including without limitation, the following circumstances: (a) any lack of validity of any Loan Document; (b) the occurrence of any Default; (c) the existence of any claim, set-off, counterclaim, defenses or other rights which such Bank, the Borrower, any Obligated Party, or any other Person may have; (d) the occurrence of any event that has or could reasonably be expected to have a Material Adverse Effect; (e) the failure of any condition to a Loan under Article 7 to be satisfied; (f) the fact that after giving effect to the funding of the participation the Total Debt may exceed the Maximum Total Debt; or (g) any other circumstance whatsoever, whether or not similar to any of the foregoing. If a Bank fails to fund its participation in a Letter of Credit as required hereby, such Bank shall, subject to the foregoing proviso, remain obligated to pay to the Agent the amount it failed to fund on demand together with interest thereon in respect of the period commencing on the date such amount should have been funded until the date the amount was actually funded to the Agent at a rate per annum equal to the Federal Funds Rate plus one-quarter of one percent (0.25%) for such period and the Agent shall be entitled to offset against any and all sums to be paid to such Bank hereunder the amount due the Agent under this sentence.

     Section 1.33   Tax Indemnity.  The Borrower will indemnify the Agent and
                    -------------
each Bank (without duplication) against, and reimburse the Agent and each Bank for, all present and future taxes, levies, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, franchise taxes and any taxes imposed on the overall net income of the Agent or such Bank or any lending office of the Agent or such Bank by any jurisdiction in which the Agent or such Bank or any such lending office is located, on or in respect of this Agreement, any of the Loan Documents or the Obligations or any portion thereof (the "reimbursable taxes"). Any such indemnification shall be on an
              ------------------
after-tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity.

     Section 1.34   Reinstatement of Obligations.  Notwithstanding anything to
                    ----------------------------
the contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal or of interest with respect to the Loans or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise for any reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement and the Notes), (c) the indebtedness, liabilities and obligations of the Borrower and any other Persons under the Loan Documents and (d) all Liens for the benefit of the Agent and the Banks created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force and effect, all as though such payment so rescinded, voided or otherwise refunded had never been made.

                                   ARTICLE 6

                        Yield Protection and Illegality
                        -------------------------------

     Section 1.35   Additional Costs.
                    ----------------

          (1) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which such Bank determines are attributable to its making or maintaining of any Loans subject to Libor Accounts or Letters of Credit hereunder or its obligation to make any of such Loans hereunder or issue or participate in any Letter of Credit, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or Letters of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional
                                                                     ----------
     Costs"), resulting from any Regulatory Change which:
     -----

               (1) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than franchise taxes and taxes imposed on the overall net income of such Bank or its Applicable Lending Office for any of such Loans by the United States of America or the jurisdiction in which such Bank has its Principal Office or such Applicable Lending Office);

               (2) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (including any of such Loans or any deposits referred to in the definition of "Libor Rate" in Section 1.1 hereof); or

               (3) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

     Each Bank will notify the Borrower (with a copy to the Agent) of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this subsection 6.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank. Each Bank will furnish the Borrower with a certificate setting forth the basis, calculation and the amount of each request of such Bank for compensation under this subsection 6.1(a). If any Bank requests compensation from the Borrower under this subsection 6.1(a), the Borrower may, by notice to such Bank (with a copy to the Agent) suspend the obligation of such Bank to issue or participate in Letters of Credit or to make Loans subject to Libor Accounts or Continue Libor Accounts as Libor Accounts or Convert Base Rate Accounts into Libor Accounts until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 6.4 hereof shall be applicable with respect to such Libor Accounts). A Bank may only request compensation under this subsection 6.1(a) for Additional Cost incurred (i) at any time after the date which is three (3) months prior to the date the Bank requests such compensation and (ii) at any time after it has notified the Borrower it will request compensation under this subsection 6.1(a).

          (2)  Without limiting the effect of the foregoing provisions of this
     Section 6.1, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on the Loans subject to Libor Accounts is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Loans subject to Libor Accounts or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Bank to make Loans subject to Libor Accounts or Continue Libor Accounts as Libor Accounts or Convert Base Rate Accounts into Libor Accounts hereunder shall be suspended until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 6.4 hereof shall be applicable).

          (3)  Determinations and allocations by any Bank for purposes of this
     Section 6.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or issue or participate in Letters of Credit or of making or maintaining Loans or issuing or participating in Letters of Credit or on amounts receivable by it in respect of Loans or Letters of Credit, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall, absent manifest error, be conclusive, provided that such determinations and allocations are made on a reasonable basis.

     Section 1.36   Limitation on Libor Accounts.  Anything herein to the
                    ----------------------------
contrary notwithstanding, if with respect to any Libor Accounts under a Loan for any Interest Period therefor:

          (1) The Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Libor Rate" in Section 1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for the Loans subject to such Libor Accounts as provided in this Agreement; or

          (2) Required Banks determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Adjusted Libor Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Banks of making or maintaining such Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof specifying the relevant Libor Account and the relevant amounts or periods, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Loans subject to a Libor Account or to Convert Base Rate Accounts into Libor Accounts and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Libor Accounts, either prepay the Loans subject to such Libor Accounts or Convert such Libor Accounts into Base Rate Accounts in accordance with the terms of this Agreement. Determinations made under this Section 6.2 shall be made on a reasonable basis.

     Section 1.37   Illegality.  Notwithstanding any other provision of this
                    ----------
Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to (a) honor its obligation to make Loans subject to a Libor Account hereunder or (b) maintain Loans subject to a Libor Account hereunder, then such Bank shall promptly notify the Borrower (with a copy to the Agent) thereof and such Bank's obligation to make or maintain Loans subject to a Libor Account and to Convert Base Rate Accounts into Libor Accounts hereunder shall be suspended until such time as such Bank may again make and maintain Loans subject to a Libor Account (in which case the provisions of Section 7.4 hereof shall be applicable).

     Section 1.38   Treatment of Affected Loans. If the Accounts applicable to a
                    ---------------------------
Loan of any Bank (hereinafter called "Affected Accounts") are to be Converted
                                      -----------------
pursuant to Section 6.1 or 6.3 hereof, the Bank's Affected Accounts shall be automatically Converted into Base Rate Accounts on the last day(s) of the then current Interest Period(s) (or, in the case of a Conversion required by subsection 6.1(b) or Section 6.3 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 6.1 or 6.3 hereof which gave rise to such Conversion no longer exist: (a) to the extent that such Bank's Affected Accounts have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Accounts shall be applied instead to its Base Rate Accounts; and (b) all Accounts which would otherwise be established or Continued by such Bank as Libor Accounts shall be made as or Converted into Base Rate Accounts and all Accounts of such Bank which would otherwise be Converted into Libor Accounts shall be Converted instead into (or shall remain as) Base Rate Accounts. If such Bank gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 6.1 or
6.3 hereof which gave rise to the Conversion of such Bank's Affected Accounts pursuant to this Section 6.4 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Libor Accounts are outstanding, such Bank's Base Rate Accounts shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Libor Accounts to the extent necessary so that, after giving effect thereto, all Accounts held by the Banks holding Libor Accounts and by such Bank are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective applicable Commitment Percentages.

     Section 1.39   Compensation.  The Borrower shall pay to the Agent for the
                    ------------
account of each Bank, upon the request of such Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

          (1) Any payment or prepayment of a Loan subject to a Libor Account or Conversion of a Libor Account for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to subsection 12.2(a)) on a date other than the last day of an Interest Period for the applicable Libor Account; or

          (2) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in
     Article 8 to be satisfied) to borrow or prepay a Loan subject to a Libor Account, or Convert a Base Rate Account to a Libor Account on the date for such borrowing, Conversion, or prepayment specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Libor Account (or, in the case of a failure to borrow, the Interest Period for such Libor Account which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Libor Account provided for herein over
(ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks and amounts comparable to such principal amount and with maturities comparable to such period.

     Section 1.40   Capital Adequacy.  If after the date hereof, any Bank shall
                    ----------------
have determined that the adoption or implementation after the date hereof of any applicable law, rule, or regulation regarding capital adequacy, or any change therein after the date hereof, or any change in the interpretation or administration thereof after the date hereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority issued after the date hereof has or would have the effect of reducing the rate of return on such Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Bank (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten (10) Business Days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its parent) for such reduction. A certificate of such Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods. With respect to each demand by a Bank under this Section 6.6, no Bank shall have the right to demand compensation for amounts attributable to any reduction in such Bank's rate of return occurring at any time before the date which is three (3) months prior to the date the Bank gives such demand for compensation to the Borrower.

     Section 1.41   Replacement of a Bank. If (i) the obligation of a Bank
                    ---------------------
(other than the Agent as a Bank) to make or Continue Loans subject to Libor Accounts has been suspended pursuant to Section 6.1, 6.2 or 6.3 or (ii) a Bank (other than the Agent as a Bank) has demanded compensation under Section 6.1 or 6.6, the Borrower shall have the right to require such Bank to assign to an Eligible Assignee selected by the Borrower and reasonably satisfactory to the Agent (which may be one or more of the Banks) the Notes and participation interests in the Letter of Credit Liabilities held by such Bank pursuant to the terms of an appropriately completed Assignment and Acceptance in accordance with subsection 14.8(b); provided that, neither the Agent nor any Bank shall have any
                    --------
obligation to the Borrower to find any such Eligible Assignee and in order for the Borrower to replace a Bank, the Borrower must require such replacement within three (3) months of the date such obligations of the Bank were suspended or the date the Bank demanded such compensation. Each Bank (other than the Agent as a Bank) agrees to its replacement at the option of the Borrower pursuant to this Section 6.7; provided that the Eligible Assignee selected by the Borrower
                  --------
shall purchase such Bank's interest in the Obligations of the Borrower for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid commitment and letter of credit fees accrued for the account of such Bank, any breakage costs incurred by the selling Bank because of the prepayment of any Libor Accounts, all other fees (if any) applicable thereto and all other amounts (including any amounts due under Section 6.1 or 6.6) then owing to such Bank hereunder or under any other Loan Document.

                                   ARTICLE 7

                             Conditions Precedent
                             --------------------

     Section 1.42   Effectiveness of Agreement; Initial Loans and Letter of
                    -------------------------------------------------------
Credit. The effectiveness of this Agreement and the obligation of each Bank to
------
make its initial Loans and the obligation of the Agent to issue the initial Letter of Credit, in each case, hereunder, are subject to the condition precedent that the Agent shall have received on or before January 31, 2000 all of the following, each dated (unless otherwise indicated) the date hereof, all in form and substance satisfactory to the Agent and, in the case of actions to be taken, evidence that the following required actions have been taken to the satisfaction of the Agent:

          (1)  Execution and Ratification of Loan Documents.  A copy of this
               --------------------------------------------
     Agreement, duly executed and delivered by the Borrower, the Agent and the Required Banks, and the execution and delivery of the Guarantor and Pledgor Acknowledgment attached hereto by each of Investco, Mr. Ronald W. Phelan, Mr. Richard A. Phelan, QTL, EPI and Colorations.

          (2)  Resolutions.  Resolutions of the Members (or other similar
               -----------
     governing body) of the Borrower certified by its Secretary, an Assistant Secretary, other authorized officer or its members which authorize its execution, delivery, and performance of the Loan Documents to which it is or is to be a party.

          (3)  Incumbency Certificate.  A certificate of incumbency certified by
               ----------------------
     the Secretary, an Assistant Secretary, other authorized officer or members of the Borrower, certifying the name of each of its officers (i) who is authorized to sign the Loan Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of each such officer and (ii) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documentation and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby.

          (4)  Certification of No Change to Articles of Organization or
               ---------------------------------------------------------
     Operating Agreement. A certificate executed by the Secretary, an Assistant
     -------------------
     Secretary, other authorized officer or members of the Borrower, certifying that (i) the articles of organization, operating agreement and similar governing documents of the Borrower have not been amended, supplemented or otherwise modified since the Prior Agreement Closing Date, (ii) the copies of each such document delivered to the Agent in connection with the execution and delivery of the Prior Agreement are true, correct and complete copies of such documents as of the Closing Date and (iii) each such document is in full force and effect as of the Closing Date.

          (5)  Governmental Certificates.  Certificates of the appropriate
               -------------------------
     government officials of the state of incorporation or organization of each of the Borrower and the Subsidiaries, as to its existence and good standing and certificates of the appropriate government officials of each state in which each of the Borrower and the Subsidiaries is required to qualify to do business and where failure to so qualify could reasonably be expected to have a Material Adverse Effect, as to each of the Borrower and the Subsidiaries, qualification to do business and good standing in such state, all dated a current date.

          (6)  Opinion of Counsel.  A favorable opinion of Latham & Watkins,
               ------------------
     legal counsel to the Borrower, as to (i) the due authorization of the execution and delivery of this Agreement by the Borrower, (ii) the enforceability of this Agreement, (iii) whether the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby conflicts with certain laws, the charter documents of the Borrower and (iv) whether the rate of interest hereunder is usurious, in form and substance (as to such matters) satisfactory to the Agent.

          (7)  Monthly Compliance Report.  A Monthly Compliance Report
               -------------------------
     calculating the Borrowing Base as of December 31, 1999.

          (8)  Projections.  A copy of the Projections dated as of November 30,
               -----------
     1999 covering the period from January 1, 2000 through December 31, 2003.

          (9)  WES Equity Contribution.  The contribution by WES of at least
               -----------------------
     $1,850,000 to the equity of the Borrower between January 1, 2000 and January 31, 2000.

          (10) Paribas North America, Inc. Equity Contribution.  The
               -----------------------------------------------
     contribution by Paribas North America, Inc. of at least $150,000 to the equity of the Borrower between January 1, 2000 and January 31, 2000.

          (11) Fees and Expenses.  The payment of an amendment fee in the amount
               -----------------
     of $49,062.50 and payment of all other fees, expenses and other amounts required to be paid on or before the Closing Date pursuant to the terms of Fee Letter and this Agreement.

          (12) Attorneys' Fees and Expenses.  Evidence that the costs and
               ----------------------------
     expenses (including attorneys' fees) referred to in Section 14.1 shall have been paid in full by the Borrower to the extent invoiced.

          (13) Additional Documents.  The Agent shall have received such
               --------------------
     additional approvals, opinions, or documentation as the Agent may reasonably request.

     Section 1.43   All Loans and Letters of Credit.  The obligation of each
                    -------------------------------
Bank to make any Loan (including the initial Loans under this Agreement) and the obligation of the Agent to issue any Letter of Credit (including the initial Letter of Credit under this Agreement) are subject to each of the following additional conditions precedent:

          (1)  Monthly Compliance Report.  Borrower shall have delivered the
               -------------------------
     Monthly Compliance Report most recently required by Section 9.1(c).

          (2)  No Default.  No Default shall have occurred and be continuing, or
               ----------
     would result from such Loan or Letter of Credit.

          (3)  Representations and Warranties.  All of the representations and
               ------------------------------
     warranties contained in Article 8 hereof and in the other Loan Documents shall be true and correct on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

          (4)  No Material Adverse Effect.  No change, occurrence, event or
               --------------------------
     development has occurred since March 31, 1998 which has had or will have a Material Adverse Effect.

Each notice of borrowing by the Borrower hereunder, and each request for the issuance of a Letter of Credit, shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in Sections 7.2(b), (c) and (d) have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).

                                   ARTICLE 8

                        Representations and Warranties
                        ------------------------------

     To induce the Agent and the Banks to enter into this Agreement, the Borrower represents and warrants to the Agent and the Banks that the following statements are true, correct and complete:

     Section 1.44   Corporate Existence.  The Borrower and each Subsidiary (a)
                    -------------------
is a limited liability company, corporation or other entity (as reflected on Schedule 8.14) duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing will not have a Material Adverse Effect. The Borrower and each Obligated Party has the power and authority to execute, deliver, and perform their respective obligations under the Loan Documents to which it is or may become a party.

     Section 1.45   Financial Statements.
                    --------------------

          (1)  Financial Statements.  Borrower has delivered to Agent (i)
               --------------------
     unaudited balance sheets of the Borrower and the Subsidiaries as of November 30, 1999, and (ii) unaudited income statements of the Borrower and the Subsidiaries for the nine month period ended

     December 31, 1999. All such financial statements have been prepared in accordance with GAAP (subject to audit adjustments and the fact that such financial statements do not contain footnotes), and present fairly, the financial condition of the parties subject thereof as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Except as otherwise permitted by the terms hereof, neither Borrower nor any of the Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. There has been no Material Adverse Effect since the effective date of the most recent financial statements delivered to Agent.

          (2)  Projections.  The Projections delivered and to be delivered
               -----------
     (including the Projections annexed hereto as Schedule 8.2) have been and will be prepared by Borrower in light of the past operation of the business of the Borrower and the Subsidiaries. The Projections represent and will represent as of the date thereof the good faith estimate of Borrower and its senior management concerning the course of its business (it being understood that projections involve substantial uncertainty and no assurance can be given that any particular results will be achieved).

     Section 1.46   Corporate Action; No Breach.  The execution, delivery, and
                    ---------------------------
performance by the Borrower and each Obligated Party of the Loan Documents and Prior Transaction Documents (other than the Prior Agreement) to which each is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of the Borrower and each Obligated Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent not obtained under (i) the articles of incorporation, bylaws, articles of organization, operating agreement or similar governing document of the Borrower or any of the Obligated Parties, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or
(iii) any material agreement or instrument to which the Borrower or any of the Subsidiaries is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided herein) upon any of the revenues or assets of the Borrower or any Subsidiary.

     Section 1.47   Operation of Business.  The Borrower and each of the
                    ---------------------
Subsidiaries possess (or will possess when required) all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Borrower and each of the Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing.

     Section 1.48   Litigation and Judgments.  There is no action, suit,
                    ------------------------
investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary except (i) as disclosed on Schedule 8.5 and (ii) those actions, suits, investigations, or proceedings which are not anticipated to have a Material Adverse Effect. There are no outstanding judgments against the Borrower or any Subsidiary which would constitute an Event of Default under
Section 12.1(i).

     Section 1.49   Rights in Properties; Liens.  The Borrower and each
                    ---------------------------
Subsidiary have good title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section
8.2 except for those properties disposed of since such dates in the ordinary course of business or as permitted by this Agreement, and none of the properties, assets, or leasehold interests of the Borrower or any Subsidiary is subject to any Lien, except as permitted by Section 10.2.

     Section 1.50   Enforceability.  The Loan Documents and Prior Transaction
                    --------------
Documents (other than the Prior Agreement) to which the Borrower or any Obligated Party is party, when delivered, shall constitute the legal, valid, and binding obligations of the Borrower or the Obligated Party, as applicable, enforceable against the Borrower or the applicable Obligated Party in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

     Section 1.51   Approvals.  No authorization, approval, or consent of, and
                    ---------
no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower or any Obligated Party of the Loan Documents or the Prior Transaction Documents (other than the Prior Agreement) to which each is or may become a party or for the validity or enforceability thereof, except for (a) filings to perfect or protect Liens granted by the Loan Documents, (b) consents of landlords to the Deeds of Trust and (c) approvals and consents which have been obtained and are specifically described in the Prior Transaction Documents. The Hart-Scott-Rodino Antitrust Improvements Act of 1976 is not applicable to the QTL Reorganization or the EPI Acquisition.

     Section 1.52   Debt.  The Borrower and the Subsidiaries have no Debt,
                    ----
except as permitted by Section 10.1.

     Section 1.53   Taxes.  The Borrower and each Subsidiary have filed all
                    -----
material tax returns (federal, state, and local) required to be filed, including all material income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable other than those being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves have been established. The Borrower knows of no pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

     Section 1.54   Margin Securities.  Neither the Borrower nor any Subsidiary
                    -----------------
is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 1.55   ERISA.  The Borrower and each Subsidiary are in compliance
                    -----
with all applicable provisions of ERISA except for such events of noncompliance
(i) described in Schedule 8.12 or (ii) that will not have a Material Adverse Effect. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans except for those instances of noncompliance with such requirements that will not have a Material Adverse Effect. The present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA, by an amount that will have a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA in an amount that will have a Material Adverse Effect.

     Section 1.56   Disclosure.  All factual information furnished by or on
                    ----------
behalf of QTL, EPI, the Borrower and each Subsidiary in writing to the Agent or any Bank (including, without limitation, all information contained in the Loan Documents and in the Prior Transaction Documents) for purposes of or in connection with this Agreement, the other Loan Documents or the Prior Transaction Documents, any transactions contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of QTL, EPI, the Borrower and each Subsidiary to the Agent or any Bank, will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

     Section 1.57   Subsidiaries; Capitalization.  As of the Closing Date,
                    ----------------------------
Borrower has no Subsidiaries other than those listed on Schedule 8.14 hereto. As of the Closing Date, Schedule 8.14 sets forth the jurisdiction of incorporation or organization of each such Subsidiary, the percentage of the Borrower's ownership of the outstanding voting stock (or other ownership interests) of each such Subsidiary and the authorized, issued and outstanding Equity Interests of Borrower and each Subsidiary. As of the Closing Date, Schedule 8.14 correctly sets forth all holders of the Borrower's Equity Interests. All of the outstanding Equity Interests of Borrower and each Subsidiary have been validly issued, are fully paid, are nonassessable and have not been issued in violation of any preemptive or similar rights. Except as provided for in the Operating Agreement or as otherwise permitted hereunder, there are (a) no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Equity Interests of Borrower or any Subsidiary, and (b) no shareholder agreements, voting trusts or similar agreements in effect and binding on any shareholder of Borrower or a

Subsidiary or the Equity Interests of Borrower and a Subsidiary. All Equity Interests of Borrower and each Subsidiary were issued in compliance with all applicable state and federal securities laws.

     Section 1.58   Agreements.  Neither the Borrower nor any Subsidiary is a
                    ----------
party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that could have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party.

     Section 1.59   Compliance with Laws.  Neither the Borrower nor any
                    --------------------
Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

     Section 1.60   Investment Company Act. Neither the Borrower nor any
                    ----------------------
Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 1.61   Public Utility Holding Company Act.  Neither the Borrower
                    ----------------------------------
nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 1.62   Environmental Matters.  To the best of its knowledge and
                    ---------------------
except for exceptions to the following statements set forth in this Section 8.19 that will not have a Material Adverse Effect:

          (1) The Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in compliance with all Environmental Laws. The Borrower is not aware of, nor has the Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may prevent the compliance or continued compliance of the Borrower and the Subsidiaries with all Environmental Laws;

          (2) The Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and the Borrower and the Subsidiaries are in compliance with the terms and conditions of such permits;

          (3) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Borrower or any Subsidiary except in compliance with Environmental Laws. The use which the Borrower and the Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except in compliance with Environmental Laws;

          (4) Neither the Borrower nor any of the Subsidiaries nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

          (5) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or any of the Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;

          (6) Neither the Borrower nor any of the Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. ' 6901 et seq., regulations
                                                     ------
     thereunder or any comparable provision of state law. The Borrower and the Subsidiaries are in compliance with all applicable financial responsibility requirements of all Environmental Laws;

          (7) Neither the Borrower nor any of the Subsidiaries has filed or failed to file any notice required by it under applicable Environmental Law reporting a Release; and

          (8) No Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or the Subsidiaries.

     Section 1.63   Solvency.  The Borrower and each of the Subsidiaries as
                    --------
separate corporate entities and on a consolidated basis, are Solvent, both before and after giving effect to the Loans.

     Section 1.64   Labor Relations.  Neither the Borrower nor any of the
                    ---------------
Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower or the Subsidiaries taken as a whole. There is (i) no significant unfair labor practice complaint pending against the Borrower or any of the Subsidiaries or threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any of the Borrower or any of the Subsidiaries or, to the Borrower's knowledge, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of the Subsidiaries or threatened against any of them, (iii) no union representation question existing with respect to the employees of the Borrower or any of the Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) those matters which could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE 9

                              Positive Covenants
                              ------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Revolving Commitment hereunder, the Borrower will perform and observe the following covenants:

     Section 1.65   Reporting Requirements. The Borrower will furnish to the
                    ----------------------
Agent and each Bank:

          (1)  Annual Financial Statements.  As soon as available, and in any
               ---------------------------
     event within ninety (90) days after the end of each Fiscal Year of the Borrower, beginning at the end of the Fiscal Year in existence as of the Closing Date, a copy of the annual audit report of the Borrower and the Subsidiaries for such Fiscal Year containing, on a consolidated basis (and on an unaudited consolidating basis), balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the actual figures for the preceding Fiscal Year, all in reasonable detail and audited and certified by KPMG LLP or other independent certified public accountants of recognized standing acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP.

          (2)  Monthly Financial Statements.  As soon as available, and in any
               ----------------------------
     event within thirty (30) days after the end of each month commencing with the month ending January 31, 2000, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such month and for the portion of the Fiscal Year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the actual figures for the corresponding period of the preceding Fiscal Year and the corresponding figures from the Projections for such period and for the portion of the Fiscal Year then ended. The monthly financial statements shall be in reasonable detail and certified by the president, chief operating officer, chief financial officer, treasurer or other duly authorized officer of the Borrower to have been prepared in accordance with GAAP and to fairly present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein;

          (3)  Monthly Compliance Report and Compliance Certificate. Within
               ----------------------------------------------------
     thirty (30) days after (i) the end of each month, a Monthly Compliance Report, and (ii) the end of each Fiscal Quarter, a Compliance Certificate. Borrower shall also deliver a Compliance Certificate simultaneously with the delivery of each of the audited financial statements pursuant to
     Section 9.1(a)(i) along with a comparison, in reasonable detail, of the figures in such financial statements with the corresponding figures from the Projections for the applicable Fiscal Year certified by the president, chief operating officer, chief financial officer, treasurer or other duly authorized officer of the Borrower.

          (4)  Projections.  As soon as available and in any event within forty-
               -----------
     five (45) days after the first day of each Fiscal Year of the Borrower commencing with the Fiscal Year beginning in 2001, Projections for such Fiscal Year set forth on a month by month basis and a proforma projection of the Borrower's compliance with the financial covenants in this Agreement for the same period;

          (5)  Management Letters.  Promptly upon receipt thereof, a copy of any
               ------------------
     management letter or written report submitted to the Borrower or any Subsidiary by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;

          (6)  Notice of Litigation.  Promptly after the commencement thereof,
               --------------------
     notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Subsidiary which, if determined adversely to the Borrower or such Subsidiary, could result in a judgment greater than $250,000 or have a Material Adverse Effect;

          (7)  Notice of Default.  As soon as possible and in any event within
               -----------------
     five (5) Business Days after an officer of the Borrower or any Subsidiary has knowledge of the occurrence of each Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

          (8)  ERISA Reports.  If requested by the Agent, promptly after the
               -------------
     filing or receipt thereof, copies of all reports, including annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to any Plan; and as soon as possible and in any event within five (5) Business Days after the Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Borrower or such Subsidiary proposes to take with respect thereto;

          (9)  Reports to Other Creditors.  Promptly after the furnishing
               --------------------------
     thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement requiring the payment of principal during the term thereof in an amount no less than Five Hundred Thousand Dollars ($500,000) and not otherwise required to be furnished to the Agent and the Banks pursuant to any other clause of this Section;

          (10) Notice of Material Adverse Effect. As soon as possible and in any
               ---------------------------------
     event within five (5) Business Days after an officer of the Borrower or any Subsidiary has knowledge of the occurrence thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

          (11) Notice of New Properties and Subsidiaries. Concurrently with the
               -----------------------------------------
     delivery of each of the financial statements referred to in Sections 9.1(a) and 9.1(b), notice of the occurrence of any of the following after the Closing Date: (i) any real property acquired by the Borrower or any of the Subsidiaries or any lease of real property by the Borrower or any of the Subsidiaries, (ii) any additional patents, copyrights and trademarks of a material nature, and any other intellectual property of a material nature of which the Agent should be aware in order to ensure its Lien thereon, acquired by the Borrower or any of the Subsidiaries and (iii) the creation or acquisition of any Subsidiary.

          (12) General Information. Promptly, such other information concerning
               -------------------
     the Borrower or any Subsidiary as the Agent or any Bank may from time to time reasonably request.

     Section 1.66  Maintenance of Existence; Conduct of Business. The Borrower
                   ---------------------------------------------
will, and will cause each Subsidiary to, preserve and maintain (i) its corporate existence (except as permitted under Section 10.3) and (ii) all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business.

     Section 1.67  Maintenance of Properties. The Borrower will, and will cause
                   -------------------------
each Subsidiary to, maintain, keep, and preserve all of its material properties necessary in the conduct of its business in good working order and condition (exclusive of ordinary wear and tear).

     Section 1.68  Taxes and Claims. The Borrower will, and will cause each
                   ----------------
Subsidiary to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its Property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither the Borrower nor any
                     --------
Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge or claim which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established in accordance with GAAP.

     Section 1.69  Insurance. The Borrower will, and will cause each Subsidiary
                   ---------
to, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as are both satisfactory to Agent in its reasonable discretion and are usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Subsidiary to maintain worker's compensation insurance, property insurance, comprehensive general liability insurance and product liability insurance reasonably satisfactory to the Agent. Each general liability insurance policy shall name the Agent as additional insured, each insurance policy covering Collateral shall name the Agent as loss payee and shall provide that such policy will not be canceled or materially changed without thirty (30) days prior written notice to the Agent.

     Section 1.70  Inspection Rights. Upon one (1) Business Day's prior notice
                   -----------------
prior to a Default and at any time after the occurrence and during the continuance of a Default, the Borrower will, and will cause each Subsidiary to, permit representatives of the Agent and each Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and upon notice to the Borrower or such Subsidiary, as appropriate, independent certified public accountants (with an officer of Borrower present).

     Section 1.71  Keeping Books and Records. The Borrower will, and will cause
                   -------------------------
each Subsidiary to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section 1.72  Compliance with Laws. The Borrower will, and will cause each
                   --------------------
Subsidiary to, comply with all applicable statutes, laws (including, without limitation, all Environmental Laws), rules, regulations, orders, and decrees of any Governmental Authority or arbitrator in respect of the conduct of its business and the ownership of its Property except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 1.73  Compliance with Agreements. The Borrower will, and will cause
                   --------------------------
each Subsidiary to, comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section 1.74  Further Assurances; Post Closing Matters. The Borrower will,
                   ----------------------------------------
and will cause each Subsidiary to, execute and deliver such further documentation and take such further action as may be reasonably requested by the Agent to carry out the provisions and purposes of the Loan Documents and to create, preserve, and perfect the Liens of the Agent for the benefit of itself and the Banks in the Collateral; provided that prior to the Agent's request, neither Borrower nor any Subsidiary shall be required to:

                   (1) file any financing statements to perfect the Agent's Lien in fixtures with respect to any one parcel of property if the aggregate book value of the fixtures located on such parcel of property do not exceed Five Thousand Dollars ($5,000) (Borrower represents to the Agent and the Banks that no parcel of property owned or leased by Borrower or any Subsidiaries has fixtures owned by Borrower or a Subsidiary with a book value of Five Thousand Dollars ($5,000) as of the Closing Date); nor

                   (2) cause the Agent's Lien to be noted on any certificate of title evidencing any equipment that, as of the Closing Date or as of the Borrower's or a Subsidiaries' acquisition thereof, (i) is subject to a lease or (ii) has a book value of less than Thirty Thousand Dollars ($30,000) (Borrower represents to the Agent and the Banks that as of the Closing Date, no single piece of equipment which is not subject to a lease and for which a certificate of title has been issued has a book value equal to or greater than Thirty Thousand Dollars ($30,000)).

     If the Agent requests, then Borrower shall take such action as the Agent may request to perfect and protect the Liens of the Agent in any of the equipment or fixtures of Borrower and the Subsidiaries excluded from the perfection requirements as provided above.

     Section 1.75  New Subsidiaries. In addition to the requirements of Section
                   ----------------
9.10, upon the creation or acquisition of any Subsidiary, the Borrower shall cause such Subsidiary to execute and deliver a Guaranty, a Subsidiary Security Agreement and such other documentation as the Agent may reasonably request to cause such Subsidiary to evidence, perfect or otherwise implement the guaranty and security for repayment of the Obligations contemplated by a Guaranty and Subsidiary Security Agreement. If any Subsidiary is created or acquired after the Closing Date, the Borrower shall (a) (i) execute and deliver to the Agent an amendment to the Borrower Security Agreement describing as collateral thereunder the stock of or other ownership interests in the new Subsidiary and the Borrower shall deliver the certificates representing such stock or other interests to the Agent together with undated stock or other powers duly executed in blank or (ii) if the new Subsidiary is not directly owned by the Borrower, the Borrower shall cause the Subsidiary who owns the new Subsidiary directly to pledge the stock of or other interests in such new Subsidiary to the Agent pursuant to a pledge agreement in similar form to the Borrower Security Agreement and to deliver the certificates representing such stock or other interests to the Agent together with undated stock or other powers duly executed in blank; and (b) cause the Subsidiary to execute and deliver a promissory note evidencing all intercompany indebtedness owed by such Subsidiary to the Borrower or any other Subsidiary, as the case may be, and such promissory note shall be pledged to the Agent for the benefit of itself and the other Banks as security for the Obligations under the applicable Borrower Security Agreement, Subsidiary Security Agreement or other security agreement.

     Section 1.76  Mortgaged Properties.
                   --------------------

          (i)      Appraisals. If required by applicable law, Borrower shall
                   ----------
     deliver or cause to be delivered from time to time to Agent a current appraisal of each Mortgaged Property, such appraisals to be in form and substance satisfactory to Agent.

          (ii)     Additional Mortgage Property. If required by the Agent, the
                   ----------------------------
     Borrower will, and will cause each of the Subsidiaries, to execute, acknowledge and deliver to the Agent within 60 days of its request, the following: (i) Deed of Trusts covering any fee real property acquired after the Closing Date with a fair market value in excess of $500,000 (or covering all fee real properties if the aggregate fair market value of such fee properties acquired after the Closing Date is in excess of $500,000) or any lease of real property entered into after the Closing Date (other than the leases relating to the Mortgaged Property) where inventory of the Borrower or any of such Subsidiaries in excess of $1,000,000 is or will be located; and (ii) such other documentation as the Agent may require.

     Section 1.77  ERISA. The Borrower will, and will cause each Subsidiary to,
                   -----
comply with all minimum funding requirements and all other requirements of ERISA, if applicable, so as not to give rise to any liability which will have a Material Adverse Effect.

     Section 1.78  Interest Rate Protection. Borrower will maintain acceptable
                   ------------------------
interest rate protection in the form of an interest rate swap, cap, collar or other similar mechanism satisfactory to the Agent, designed to protect the Borrower against increases in interest rates, for a minimum notional amount of 50% of the aggregate amount of the outstanding Term Loans, for a minimum term of three (3) years and protecting against increases in interest rates above a rate equivalent to the then existing one month Libor plus 2.00% per annum.


                                  ARTICLE 10

                              Negative Covenants
                              ------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Revolving Commitment hereunder, the Borrower will perform and observe the following covenants:

     Section 1.79  Debt. The Borrower will not, and will not permit any
                   ----
Subsidiary to, incur, create, assume, or permit to exist any Debt, except:

          (1)  Debt to the Banks pursuant to the Loan Documents;

          (2)  Debt described on Schedule 10.1 hereto;

          (3)  Debt of a Subsidiary to Borrower; provided that (i) the
                                                 --------
     obligations of each obligor of such Debt shall be subordinated (pursuant to a subordination agreement satisfactory to the Agent in form and substance) in right of payment to the applicable Subsidiary's obligations under the Loan Documents from and after such time as any portion of such obligations shall become due and payable (whether at stated maturity, by acceleration or otherwise) and a default in such payment shall exist; and (ii) the Subsidiary shall utilize the proceeds of such Debt to finance its working capital and capital expenditure needs only;

          (4)  Debt of Borrower owed to a Subsidiary; provided that the
                                                      --------
     obligations of Borrower for such Debt shall be subordinated (pursuant to a subordination agreement satisfactory to the Agent in form and substance) in right of payment to the Obligations from and after such time as any portion of the Obligations shall become due and payable (whether at stated maturity, by acceleration or otherwise) and a default in such payment shall exist;

          (5) Guaranties incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding $100,000 in aggregate liability;

          (6) Debt (including Capital Lease Obligations) incurred to finance the purchase price of equipment up to an aggregate amount outstanding at any time not to exceed $500,000;

          (7)  Debt in addition to the Debt described in the forgoing clauses
     (a) through (f) (the "Additional Debt"), which may be incurred if no
                           ---------------
     Default exists or would result therefrom; provided that the aggregate amount of the Additional Debt at any one time outstanding shall never exceed $250,000.

     Section 1.80  Limitation on Liens and Restrictions on Subsidiaries. The
                   ----------------------------------------------------
Borrower will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Lien upon any of its Property whether now owned or hereafter acquired, except the following, none of which shall encumber the Collateral other than those Liens described in clauses (b), (c), (d) and (e):

          (1)  Liens disclosed on Schedule 10.2 hereto;

          (2) Liens in favor of the Agent for the benefit of itself and the Banks pursuant to the Loan Documents;

          (3) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

          (4) Liens (other than Liens relating to Environmental Liabilities or ERISA) for taxes, assessments, or other governmental charges that are not delinquent or which are being contested in good faith and for which adequate reserves have been established to the satisfaction of the Agent;

          (5) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not more than 60 days past due or which are being contested in good faith and for which adequate reserves have been established to the satisfaction of the Agent and are incurred in the ordinary course of business;

          (6) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) and leases;

          (7) Liens for purchase money obligations or Capital Lease Obligations; provided that: (i) the purchase of the asset subject to any
                  --------
     such Lien is permitted under Section 11.6; (ii) the Debt secured by any such Lien is permitted under Section 10.1(f); and (iii) any such Lien encumbers only the asset so purchased and proceeds thereof; and

          (8) Liens arising from filing UCC financing statements regarding leases permitted by this Agreement as to which the Borrower or a Subsidiary (as applicable) is lessee.

Neither the Borrower nor any Subsidiary shall enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its Properties, whether now owned or hereafter acquired; provided
                                                                   --------
that, in connection with (i) the creation of purchase money Liens or leases (including Capital Lease Obligations), the Borrower or the Subsidiary may agree that it will not permit any other Liens to encumber the asset subject to such purchase money Lien or leases (including Capital Lease Obligations) and (ii) the sale of an asset permitted hereby, the Borrower or the Subsidiary may agree that it will not permit any Lien to encumber the asset to be sold prior to the sale date. Except as provided herein, the Borrower will not and will not permit any Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's Equity Interests owned by the Borrower or any Subsidiary of the Borrower; (2) pay any Debt owed to the Borrower or any other Subsidiary; (3) make loans or advances to the Borrower or any other Subsidiary; or (4) transfer any of its Property or assets to the Borrower or any other Subsidiary.

     Section 1.81  Mergers, Etc. The Borrower will not, and will not permit any
                   ------------
Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the business or assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate itself; provided, however, as long as no Default
                                        --------  -------
exists or would result therefrom and provided the Borrower gives the Agent and the Banks prior written notice:

          (1) the Borrower (or, if approved by the Agent, a wholly-owned Subsidiary directly owned by the Borrower) may acquire all or a substantial part of the business of assets of any Person or all or substantially all of the shares or other evidence of beneficial ownership of any Person (the "Target") if, with respect to such acquisition:

               (1) the purchase price of the proposed acquisition does not exceed $500,000;

               (2) the Borrower and WES have completed due diligence on the Target and the assets to be acquired (which due diligence shall be satisfactory to the Required Banks), including, without limitation, if applicable, a due diligence investigation as to the compliance with all Environmental Laws with respect to the Target and the assets to be acquired;

               (3) the Target is involved in the same general type of business activities as the Borrower and the Subsidiaries and is organized under the laws of the United States of America or a jurisdiction located therein;

               (4) if the proposed acquisition is an acquisition of the stock of a Target, the acquisition will be structured so that the Target will become a wholly-owned direct Subsidiary of the Borrower or, if the Agent consents, a wholly-owned direct Subsidiary of another wholly-owned direct Subsidiary of the Borrower; if the proposed acquisition is an acquisition of assets, the assets must be located in the United States of America and the acquisition will be structured so that the Borrower or a wholly-owned direct Subsidiary of the Borrower shall acquire the assets;

               (5) neither the Target nor its assets shall be subject to any contingent obligations (including contingent obligations arising from any Environmental Liabilities), Environmental Liabilities, unsatisfied judgments or any pending action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration that could reasonably be expected to have a Material Adverse Effect;

               (6) the Borrower shall have provided to the Agent and each Bank, within five (5) Business Days after the closing of the proposed acquisition, evidence that the following criteria are satisfied:

                    (A) if the proposed acquisition is an acquisition of stock of a Target, the Borrower shall have provided to the Agent and each Bank (i) copies of the financial statements of the Target for the twelve (12) month period prior to the closing of the proposed acquisition for which financial statements are available (but in any event financial statements for the most recently completed fiscal year of such Target, to the extent available) containing at a minimum, a balance sheet, statement of income and statement of cash flow prepared in accordance with GAAP, (ii) if the financial statements of the Target are not audited by an independent certified public accountant of recognized national standing or otherwise acceptable to the Agent, a review or other analysis of such Target and its financial condition prepared by a third party acceptable to the Agent, with such analysis to be in form and substance acceptable to the Agent, and (iii) a pro forma Projection (including the Target) prepared on a month by month basis for the first 12 months following the acquisition and on a yearly basis for the period following the date of the consummation of the proposed acquisition through the last Termination Date, which reflects compliance with the financial covenants in this Agreement;

                    (B) the Adjusted Target EBITDA of the Target or, as applicable, the Adjusted Target EBITDA of the Target attributable to such assets acquired, for the most recently completed twelve
               (12) month period prior to the closing of the proposed acquisition for which financial statements are available shall be positive. The term "Adjusted Target EBITDA" means, for any
                                   ----------------------
               period, the sum of the following, each calculated without duplication for the Target or the assets acquired for such period in a manner acceptable to the Borrower: (1) Adjusted EBITDA; plus
               (2) all of those expenses which have been deducted in calculating Adjusted EBITDA for such period and which will be eliminated in the future upon the consummation of the proposed acquisition by the Borrower as approved by the Borrower; minus (3) all income or gains which have been added in calculating Adjusted EBITDA for such period and which will be eliminated in the future upon the consummation of the proposed acquisition by the Borrower as approved by the Borrower;

                    (C) a certificate of the chief financial officer or chief executive officer of the Borrower certifying to the calculations demonstrating compliance with clause (B) immediately above;
                                             ----------

               (7) the board of directors or similar governing body of the Target has approved the proposed acquisition; and

               (8) the consideration paid by the Borrower or the applicable Subsidiary in connection with such acquisition is made up of Equity Interests of the Borrower issued in accordance with Section 10.6;

          (2) the Borrower may consummate the repurchases of stock, options and warrants in accordance with Section 10.4; and

          (3) if no Default exists and the Borrower provides the Agent at least ten (10) days prior written notice, any Subsidiary may merge or consolidate with the Borrower (provided the Borrower is the surviving entity) or with any wholly-owned Subsidiary directly owned by the Borrower that, in each case is or becomes, simultaneously with such transaction, an Obligated Party (by execution of a Guaranty, Subsidiary Security Agreement and related documents as required by Section 9.11) and a wholly-owned Subsidiary directly owned by the Borrower.

     Section 1.82  Restricted Payments. The Borrower will not and will not
                   -------------------
permit any Subsidiary to directly or indirectly declare, order, pay, make or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Borrower or any Subsidiary now or hereafter outstanding, except a dividend or distributions payable solely in shares of that class of Equity Interests to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Borrower or any Subsidiary now or hereafter outstanding; or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Borrower or any Subsidiaries now or hereafter outstanding except that:

                   (1) Subsidiaries may make, declare and pay dividends and make other distributions with respect to their Equity Interests;

                   (2) Borrower may repurchase or redeem (A) its Equity Interests pursuant to the repurchase rights and obligations set out in the Employment Agreements and (B) its Equity Interests from other employees of the Borrower upon termination of employment, provided
                                                                    --------
          that, notwithstanding anything in the Employment Agreements, this
          ----
          Agreement or elsewhere to the contrary, (1) Borrower shall not make any such purchase pursuant to this clause (ii) if an Event of Default exists at the time of or after giving effect to such purchase and (2) the sum of the aggregate amount of all purchases made under the permissions of this clause (ii) and the purchases made pursuant to clause (g) of Section 10.5 shall not exceed $100,000 in any Fiscal Year, provided that such purchases shall not exceed $75,000 in the Fiscal Year ending December 1999; and

                   (3) Borrower may make the "Tax Liability Distributions" provided for in Section 6.3 of the Operating Agreement.

     Section 1.83  Investments. The Borrower will not, and will not permit any
                   -----------
Subsidiary to, make or permit to remain outstanding any advance, loan, extension of credit, or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures, or other securities of any Person, or be or become a joint venturer with or partner of any Person, except:

            (1) Borrower may make loans to and own notes payable by Subsidiaries in accordance with the restrictions set forth in Section
     10.1 and may own Equity Interests of Subsidiaries;

            (2) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

            (3) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $1,000,000,000;

            (4) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.;

            (5) the advances to QTL contemplated by the promissory note executed by QTL in connection with the QTL Reorganization and pursuant to the QTL Reorganization Documents; and

            (6) Borrower may purchase stock of QTL pursuant to the purchase rights set forth in the Employment Agreement entered into with Ron Elliott, provided that (A) Borrower shall not make any such purchase if an Event of Default exists at the time of or after giving effect to such purchase and
     (B) the aggregate amount of the purchases made pursuant to this clause (i) and pursuant to Section 11.4(ii) shall not exceed $100,000 in any Fiscal Year.

     Section 1.84  Limitation on Issuance of Equity Interests. Borrower will not
                   ------------------------------------------
permit any Subsidiary to, at any time, issue, sell, assign, or otherwise dispose of (a) any of its Equity Interest, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Equity Interests, or (c) any option, warrant, or other right to acquire any of its Equity Interests; except:

                   (1) Borrower may issue or make adjustments to, its Equity Interests pursuant to Section 3.3 of the Operating Agreement;

                   (2) Borrower may offer and issue its Equity Interests subject to compliance with Section 5.4 and only if no Event of Default under Sections 12.2(m) or 12.2(n) occurs or results therefrom; and

                   (3) Any Subsidiary may issue Equity Interests to the Borrower or to any wholly-owned Subsidiary.

     Section 1.85  Transactions With Affiliates. The Borrower will not, and will
                   ----------------------------
not permit any Subsidiary to, enter into any transactions, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or such Subsidiary, except in the ordinary course of and pursuant to the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arms-length transactions with a Person not an Affiliate of the Borrower or such Subsidiary. Notwithstanding the foregoing provisions of this Section 10.7, the Borrower may (a) make the payments permitted by Section 10.11, (b) pay reasonable compensation (including base compensation, bonus payments and stock options) to its officers and directors in amounts approved by the Management Committee of Borrower (including a majority of the disinterested members of the Management Committee Borrower), (c) enter into transactions among Borrower and wholly-owned Subsidiaries otherwise permitted, or not restricted, hereunder and (d) make loans and other advances contemplated by Section 10.5(f).

     Section 1.86  Disposition of Assets. The Borrower will not, and will not
                   ---------------------
permit any Subsidiary to, sell, assign, transfer or otherwise dispose of any of its assets, except (a) dispositions of inventory in the ordinary course of business; (b) dispositions of unnecessary, obsolete or worn out equipment; (c) sales, leases or other dispositions of vehicles or other equipment so long as the Borrower or Subsidiary, as the case may be, uses the net proceeds of such sales to acquire replacement vehicles or other manufacturing or distribution equipment; and (d) dispositions of assets other than those described in the foregoing clauses (a), (b) and (c) if all the following conditions are satisfied: (i) the aggregate amount of the proceeds from such asset dispositions do not exceed $100,000 in any Fiscal Year; provided that the aggregate amount of such proceeds shall not exceed $75,000 in the Fiscal Year ending December 31, 1999; (ii) no Default exists or would result therefrom; (iii) the consideration received is at least equal to the fair market value of such assets; (iv) the sole consideration received is cash; and (v) the Net Proceeds of such disposition are applied as a prepayment on the Loans as and to the extent required by Section 5.4.

     Section 1.87  Sale and Leaseback. The Borrower will not, and will not
                   ------------------
permit any Subsidiary to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

     Section 1.88  Lines of Business. The Borrower will not, and will not permit
                   -----------------
any Subsidiary to, engage in any line or lines of business activity other than the businesses in which they are engaged on the date hereof and any businesses ancillary or complementary to or which utilize processes similar to those utilized by the Borrower or is otherwise reasonably related to the businesses conducted on the Closing Date.

     Section 1.89  Management Fees and Compensation. Borrower will not and will
                   --------------------------------
not permit any Subsidiaries directly or indirectly to pay any management, consulting or similar fees to any Affiliate or to any director, officer or employee of any Obligated Party except Borrower may make payments under the Management Agreement to WES in an aggregate amount not to exceed in any one Fiscal Year the sum of the following (or such greater amount as the Required Banks may approve) (A) $300,000 in any Fiscal Year; provided that the amount permitted pursuant to this clause (A) shall be $225,000 for the Fiscal Year ending December 31, 1999 (provided that the transaction fees and expenses paid to WES upon the consummation of the Prior Transactions in an aggregate amount not exceeding $600,000 shall not be included in the computation of fees paid during the Fiscal Year ending December 31, 1999 for purposes of this clause (A)) plus (B) reasonable, out-of-pocket expenses incurred in connection with services rendered pursuant to the Management Agreement; provided that such management
                                               --------
fees shall not be paid at any time there exists a Default or if a Default would result therefrom and provided further that such management fees shall be paid
                     -------- -------
in cash and may not be paid on any basis other than on a quarterly basis in arrears and, in the event the payment of such management fees is not permitted due to the existence of a Default, the payment of such management fees shall be immediately allowed upon the cure of such Default and with the written consent of the Agent to such payments if such Default is waived.

     Section 1.90   Modification to Operating Agreement; Management Agreement.
                    ---------------------------------------------------------
Borrower will not change or amend the terms of the Operating Agreement if the effect of such amendment is to: (a) increase the amount or nature of the dividends or other distribution payable with respect thereto unless payable solely in the form of additional Equity Interests; (b) accelerate the dates upon which distributions are paid on the Preferred Equity; (c) impose any redemption provisions; (d) change or amend the definitions of the terms "Paribas" or "Permitted Transferee" in the Operating Agreement or Sections 3.3, 4.1, 6.2, 9.1, 9.2, 10.3 or 13.2 of the Operating Agreement; or (e) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder thereof in a manner adverse to Borrower, any Subsidiary, Agent or any Bank. Borrower will not change or amend the terms of the subordination provisions of the Management Agreement.

     Section 1.91   Acquisition Agreements. Borrower will not, and will not
                    ----------------------
permit any Subsidiary to: (a) amend or modify the terms and conditions of the indemnities and licenses furnished pursuant to any of QTL Reorganization Documents, the EPI Stock Purchase Documents or the ECN Asset Purchase Documents such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Borrower and the Obligated Parties or the Agent and the Bank in any material respect or (b) otherwise amend or modify the other terms and conditions of any of such documents except to the extent that any such amendment or modification could not reasonably be expected to have an adverse effect on the interests of the Borrower, any Subsidiary, any Pledgor, Agent or any Bank in any material respect.

                                  ARTICLE 11

                              Financial Covenants
                              -------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Revolving Commitment hereunder, the Borrower will perform and observe the following financial covenants (each as computed on a consolidated basis, unless stated otherwise):

     Section 1.92   Consolidated Net Worth.  The Borrower will at all times
                    ----------------------
maintain Consolidated Net Worth in an amount not less than the sum of (a)

$8,700,000 plus (b) fifty percent (50%) of the Borrower's positive Net Income for each Fiscal Quarter, beginning with the Fiscal Quarter ended on December 31, 1999, to the extent the Fiscal Quarter has been completed plus (c) one hundred percent (100%) of the Net Proceeds of any Equity Issuances made on or after the Closing Date. The phrase "Consolidated Net Worth" means, at any particular time,
                          ----------------------
all amounts
which, in conformity with GAAP, would be included as stockholders equity on a consolidated balance sheet of the Borrower and the Subsidiaries.

     Section 1.93   Minimum Adjusted EBITDA. As of the end of each Fiscal
                    -----------------------
Quarter set forth below, the Borrower shall not permit the Adjusted EBITDA of the Borrower for the four Fiscal Quarters (or portion thereof since the Prior Agreement Closing Date) to be less than the amount set forth opposite the applicable Fiscal Quarter end:

          ============================================================
              Fiscal Quarter End                  Required Amount
              ------------------                  ---------------

          December 31, 1999                          $4,750,000
          ------------------------------------------------------------
          each of March 31, June 30,                 $4,400,000
          September 30 and December 31,
          2000
          ------------------------------------------------------------
          each of March 31, June 30,                 $5,000,000
          September 30 and December 31,
          2001
          ------------------------------------------------------------
          each of March 31, June 30,                 $5,750,000
          September 30 and December 31,
          2002
          ------------------------------------------------------------
          each of March 31, June 30,                 $6,500,000
          September 30 and December 31,
          2003
          ============================================================

     Section 1.94   Interest Coverage. As of the end of each Fiscal Quarter, the
                    -----------------
Borrower shall not permit the ratio of the Adjusted EBITDA of Borrower for the four (4) Fiscal Quarters then ending to the Borrower's Interest Expense for the four (4) Fiscal Quarters then ending to be less 3.00 to 1.00; provided, however,
                                                              --------  -------
that if less than four (4) Fiscal Quarters have elapsed since the Prior Agreement Closing Date, EBITDA and Interest Expense shall be measured from the Prior Agreement Closing Date.

     Section 1.95   Fixed Charge Coverage.  As of the end of each Fiscal Quarter
                    ---------------------
during the periods set forth below, the Borrower shall not permit the ratio of Operating Cash Flow to Fixed Charges to be less than ratio set forth below opposite the applicable period computed on the basis of the Operating Cash Flow and Fixed Charges for the four (4) Fiscal Quarters then ended; provided,
                                                               --------
however, that if less than four (4) Fiscal Quarters have elapsed since the Prior
-------
Agreement Closing Date, Operating Cash Flow and Fixed Charges shall be measured from the Prior Agreement Closing Date. The phrase "Operating Cash Flow" means,
                                                    -------------------
for any period, the total of the following for the Borrower and the Subsidiaries calculated on a consolidated basis without duplication for such period: (a) Adjusted EBITDA, minus (b) all Capital Expenditures which were not
                             -----
financed with Debt permitted by Section 10.1(f). The phrase "Fixed Charges"
                                                             -------------
means, for any period, the total of the following for the Borrower and the Subsidiaries calculated on a consolidated basis without duplication for such period: (i) the Interest Expense, plus (ii) scheduled amortization of Debt paid
                                  ----
or payable (excluding, to the extent included, nonpermanent principal repayments under the Revolving Loans), plus (iii) cash federal and state income taxes paid
                            ----
whether paid directly or paid through a Tax Distribution, plus (iv) the Dollar
                                                          ----
amount paid in connection with the repurchase of Equity Interests consummated in accordance with Section 10.4.


    ========================================================================
                          Period
                          ------                             Minimum Ratio
                                                             -------------
           From                Through and Including
           ----                ---------------------
    ========================================================================

     Closing Date             June 30, 2000                   1.35 to 1.00
    ------------------------------------------------------------------------

     July 1, 2000             December 31, 2001               1.60 to 1.00
    ------------------------------------------------------------------------

     January 1, 2002          December 31, 2002               1.50 to 1.00
    ------------------------------------------------------------------------

     January 1, 2003          the last Termination Date       1.30 to 1.00
    ========================================================================

     Section 1.96   Total Debt to Adjusted EBITDA Ratio.  As of the end of each
                    -----------------------------------
Fiscal Quarter during the periods set forth below, the Borrower shall not permit the ratio of Total Debt as of such date to Adjusted EBITDA for the four Fiscal Quarters then ended to exceed the ratio set forth opposite the applicable period below:

    ========================================================================
                          Period
                          ------                             Minimum Ratio
                                                             -------------
           From                Through and Including
           ----                ---------------------
    ========================================================================

     Closing Date              March 31, 2000                3.50 to 1.00
    ------------------------------------------------------------------------
     April 1, 2000             June 30, 2000                 3.25 to 1.00
    ------------------------------------------------------------------------
     July 1, 2000              December 31, 2001             3.00 to 1.00
    ------------------------------------------------------------------------
     January 1, 2002           December 31, 2002             2.50 to 1.00
    ------------------------------------------------------------------------
     January 1, 2003           the last Termination Date     2.00 to 1.00
    ========================================================================

     The phrase "Total Debt" means, at any date of determination, the sum of (i)
                 ----------
all the Debt of Borrower and the Subsidiaries determined on a consolidated basis outstanding on such date; plus (ii) the amount of the total deferred tax
                          ----
liabilities of the Borrower arising as a result of the adjustment in the method utilized by EPI to account for its inventory, returns or costs of goods sold and which remain unpaid on such date.

     Section 1.97   Capital Expenditure Limits.  During any Fiscal Year, the
                    --------------------------
aggregate amount of all Capital Expenditures of the Borrower and the Subsidiaries will not exceed the applicable Capital Expenditure Limit for such Fiscal Year; provided that, to the extent that a corresponding Equity Issuance
             --------
has been made by the Borrower equal to at least the amount of Internet Expenditures, those Internet Expenditures which would otherwise constitute capital expenditures will be deducted from Capital Expenditures for purposes of this Section 11.6. In addition, for the period beginning January 1, 2000 and ending June 30, 2000 the aggregate amount of all Capital Expenditures of the Borrower and the Subsidiaries will not exceed $1,500,000 unless a corresponding Equity Issuance has been made by the Borrower equal to at least the amount of such excess. The term "Capital Expenditure Limit" means the sum of the
                        -------------------------
following: (i) for each Fiscal Year set forth in the table below, the Dollar Amount set forth in the table below opposite the applicable Fiscal Year;

       ---------------------------------------------------------------
                    Fiscal Year                 Dollar Amount
       ---------------------------------------------------------------
                       2000                        $2,000,000
       ---------------------------------------------------------------
                       2001                        $1,000,000
       ---------------------------------------------------------------
                       2002                        $1,000,000
       ---------------------------------------------------------------
                       2003                        $1,000,000
       ---------------------------------------------------------------
                       2004                        $1,000,000
       ---------------------------------------------------------------

(the amount determined in accordance with this clause (i) for each Fiscal Year is herein called the "Yearly Limit") plus (ii) the portion of the Yearly Limit
                      ------------   ----
from the immediately preceding Fiscal Year which was not expended by the Borrower and the Subsidiaries for Capital Expenditures in such preceding Fiscal Year (the "Carryover Amount"). In calculating the Carryover Amount for any
           ----------------
Fiscal Year, the Yearly Limit applicable to the previous Fiscal Year shall be deemed to have been utilized first by any Capital Expenditures made in such Fiscal Year.

     Section 1.98   Internet Expenditures.  Within three (3) Business Days after
                    ---------------------
the commencement of each Fiscal Quarter, the Borrower will cause an Equity Issuance to be made at least equal to the amount of Internet Expenditures to be made during such Fiscal Quarter (as set forth in the most recently delivered Projections pursuant to Sections 7.1(h) and 9.1(d)) (the "Quarterly Equity
                                                          ----------------
Issuance").  If, as of the end of any month during such Fiscal Quarter, the
--------
actual aggregate amount of Internet Expenditures made during such Fiscal Quarter exceeds the Quarterly Equity

Issuance, the Borrower will cause an Equity Issuance to be made, within three
(3) Business Days of the delivery of the Monthly Compliance Report delivered for such month, equal to at least (a) the amount of such excess plus (b) the amount
                                                            ----
of Internet Expenditures estimated by the Borrower, in good faith, to be made during the remainder of such Fiscal Quarter.

                                  ARTICLE 12

                                    Default
                                    -------

     Section 1.99   Events of Default.  Each of the following shall be deemed an
                    -----------------
"Event of Default":
 ----------------

          (1) The Borrower shall (a) fail to make any payment of interest, fees or other amounts (other than principal) due hereunder within three (3) Business Days of the date due or (b) fail to pay when due the principal of Obligations or any part thereof.

          (2) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

          (3) The Borrower shall fail to perform, observe, or comply with any covenant agreement or term contained: (i) in Sections 9.1(d), 9.1(e), 9.1(f), 9.1(h) through 9.1(k), 9.2(ii), 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 9.10,
     9.11, 9.12 or 9.13 hereof and such failure shall continue for a period of 30 days after an officer of the Borrower has knowledge of such failure;
     (ii) in Sections 9.1 (a), 9.1(b), 9.1(c) and such failure shall continue for a period of 10 days; and (iii) in Section 9.1(g), 9.1(l), 9.2(i), 9.6, 9.14, Article 10 and Article 11.

          (4) The Borrower, any Subsidiary, or any Obligated Party shall fail to comply with any provision contained in this Credit Agreement or any other Loan Document, other than as set forth in Sections 12.1(a), 12.1(b) and 12.1(c), and such failure shall continue for 30 days.

          (5) The Borrower, any Subsidiary, or any Obligated Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

          (6) The Borrower, any Subsidiary, or any Obligated Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (iv) institute any proceeding or file a
                  ---------------
     petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate or other action for the purpose of effecting any of the foregoing.

          (7) A proceeding or case shall be commenced, without the application, approval or consent of the Borrower, any Subsidiary, or any Obligated Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or such Subsidiary or Obligated Party or of all or any substantial part of its Property, or (iii) similar relief in respect of the Borrower or such Subsidiary or Obligated Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower, any Subsidiary, or any Obligated Party shall be entered in an involuntary case under the Bankruptcy Code.

          (8) The Borrower, any Subsidiary, or any Obligated Party shall fail to discharge any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of $250,000 against any of its Property.

          (9) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by a court or courts against the Borrower, any of the Subsidiaries, or any Obligated Party and the same shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder.

          (10) The Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt in excess of $250,000 (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof as a result of any default, or any event shall have occurred that permits any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

          (11) This Agreement or any other Loan Document shall cease to be in full force and effect in accordance with their terms or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan

     Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any material portion of the Collateral purported to be covered thereby.

          (12) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transactions involving any Plan; (ii) any Reportable Event with respect to any Plan;
     (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under
     Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Banks subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $100,000.

          (13) Any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act but excluding Investco, WES and its Affiliates and QTL) shall become the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 17% of all classes of Equity Interest of Borrower.

          (14) Either (1) WES and its Affiliates ceases to beneficially own and control, directly or indirectly, and free and clear of all Liens, at least 21% of the issued and outstanding Equity Interests of Borrower, or (2) WES and its Affiliates shall fail, for any reason, to have the power to appoint the majority of the members of the management committee of Borrower.

          (15) Any material damage to, or loss, theft or destruction of, a material portion of any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which, in any of the forgoing circumstances, causes, for more than thirty (30) days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any Subsidiary if any such event or circumstance (or series of events or circumstances) has had, or could reasonably be expected to have, a Material Adverse Effect as compared to the Closing Date.

     Section 1.100  Remedies.  If any Event of Default shall occur and be
                    --------
continuing, the Agent may (and if directed by Required Banks, shall) do any one or more of the following:

          (1)  Acceleration.  By written notice to the Borrower, declare all
               ------------
     outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without any further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (2)  Termination of Revolving Commitments.  By written notice to the
               ------------------------------------
     Borrower, terminate the Revolving Commitments.

          (3)  Judgment. Reduce any claim to judgment.
               --------

          (4)  Foreclosure.  Foreclose or otherwise enforce any Lien granted to
               -----------
     the Agent for the benefit of itself and the Banks to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

          (5)  Rights.  Exercise any and all rights and remedies afforded by the
               ------
     laws of the State of Illinois, the State of California or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under Section 12.1(f) or (g), the Revolving Commitments of all of the Banks shall automatically terminate (including, without limitation, the obligation of the Agent to issue Letters of Credit), and the outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     Section 1.101  Rescission of Acceleration.  After acceleration of the
                    --------------------------
maturity of the Loans, if the Borrower pays all accrued interest and all principal due (other than by reason of the acceleration) and all Defaults are otherwise remedied or waived in accordance with Section 14.11, the Required Banks may elect, in their sole discretion, to rescind the acceleration and return any cash collateral. (This Section is intended only to bind all of the Banks to a decision of the Required Banks and not to confer any right on the Borrower, even if the described conditions for the Required Banks' election may be met.)

     Section 1.102  Performance by the Agent.  If the Borrower shall fail to
                    ------------------------
perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Borrower unless otherwise directed by Required Banks. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Banks in connection with such performance or attempted performance to the Agent at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrower, any Subsidiary or any Obligated Party under this Agreement or any of the other Loan Documents.

     Section 1.103  Cash Collateral.  If an Event of Default shall have occurred
                    ---------------
and be continuing the Borrower shall, if requested by the Agent or Required Banks, pledge to the Agent as security for the Obligations an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account at the Agent without any right of withdrawal by the Borrower.

     Section 1.104  Setoff.  If an Event of Default shall have occurred and be
                    ------
continuing, each Bank is hereby authorized at any time and from time to time, without notice to the Borrower or (any such notice being hereby expressly waived by the Borrower), to set off and apply any and all deposits (general, time, demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower or any Subsidiary against any and all of the obligations of such party now or hereafter existing under any Loan Document, irrespective of whether or not the Agent or such Bank shall have made any demand under such Loan Documents and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

     Section 1.105  Continuance of Default.  For purposes of all Loan Documents,
                    ----------------------
a Default shall be deemed to have continued and exist until the Agent shall have actually received evidence satisfactory to Agent that such Default shall have been remedied.

                                  ARTICLE 13

                                   The Agent
                                   ---------

     Section 1.106  Appointment, Powers and Immunities.  Each Bank hereby
                    ----------------------------------
appoints and authorizes Paribas to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with any Loan Document or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (i) may treat the payee of any Note as the holder thereof until it receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent;
(ii) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of any Loan

Document be a trustee or fiduciary for any Bank; (iii) shall not be required to initiate any litigation or collection proceedings under any Loan Document except to the extent requested by Required Banks and subject to Section 13.9; (iv) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in any Loan Document, or any certificate or other documentation referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of any Loan Document or any other documentation referred to or provided for therein or for any failure by any Person to perform any of its obligations thereunder; (v) may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by any Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Required Banks, and such instructions of Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agent shall not be
                             --------  -------
required to take any action which, in its judgment, exposes it to personal liability or which is contrary to any Loan Document or applicable law.

     Section 1.107  Rights of Agent as a Bank.  With respect to its Revolving
                    -------------------------
Commitment, the Loans made by it and the Note issued to it, Paribas (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, provide merchant banking services to, and generally engage in any kind of banking, trust, or other business with the Borrower, any of the Subsidiaries, any Obligated Party, and any other Person who may do business with or own securities of the Borrower, any Subsidiary, or any Obligated Party, all as if it were not acting as the Agent and without any duty to account therefor to the Banks.

     Section 1.108  Defaults.  The Agent shall not be deemed to have knowledge
                    --------
or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 13.1 and Section 13.9) take such action with respect to such Default as shall be directed by Required Banks, provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Banks.

     Section 1.109  Indemnification.  THE BANKS HEREBY AGREE TO INDEMNIFY THE
                    ---------------
AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 14.1 AND 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 14.1 AND 14.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES OF ALL OF THE REVOLVING COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, THAT NO BANK SHALL
                                                  --------
BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS PERCENTAGES) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

     Section 1.110  Independent Credit Decisions.  Each Bank agrees that it has
                    ----------------------------
independently and without reliance on the Agent or any other Bank, and based on such documentation and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into any Loan Document and that it will, independently and without reliance upon the Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under any Loan Document. Except as otherwise specifically set forth herein, the Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of any Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other financial information concerning the affairs, financial condition or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

     Section 1.111  Several Commitments.  The Revolving Commitments and other
                    -------------------
obligations of the Banks under any Loan Document are several. The default by any Bank in making a Loan in accordance with its Revolving Commitment shall not relieve the other Banks of their obligations under any Loan Document. In the event of any default by any Bank in making any Loan, each nondefaulting bank shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. No Bank shall be responsible for any act or omission of any other Bank.

     Section 1.112  Successor Agent.  Subject to the appointment and acceptance
                    ---------------
of a successor Agent as provided below, the Agent may resign at any time. The Agent shall give notice of its resignation to the Banks and the Borrower. At the request of the Borrower, the Agent shall resign if the sum of its unused Revolving Commitments, the amount of the Letter of Credit Liabilities multiplied by the Agent's Commitment Percentage, and the principal amount of the outstanding Loans made by it to the Borrower is less than twenty percent (20%) of the sum of the total unused Revolving Commitments, the Letter of Credit Liabilities, and the principal amount of all outstanding Loans made by the Banks. The Agent may only be removed by Required Banks for gross negligence or wilful misconduct. Upon any such resignation or removal, Required Banks will have the right to appoint a successor Agent with the Borrower's consent, which shall not be unreasonably withheld; provided, however, that the Borrower's
                                    --------  -------
consent shall not be required at any time after the occurrence and during the continuation of a Default. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may (on behalf of the Banks and with the Borrower's consent, which shall not be unreasonably withheld; provided, however, that the Borrower's consent shall not be required
          --------  -------
at any time after the occurrence and during the continuation of a Default) appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, contractual obligation and duties of the resigning or removed Agent including all obligations under any Letters of Credit and the resigning or removed Agent shall be discharged from its duties and obligations under the Loan Documents, including, without limitation, its obligations under all Letters of Credit. After any Agent's resignation or removal as Agent, the provisions of this
Article 13 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.

     Section 1.113  Reliance by Agent.  The Agent shall be entitled to rely upon
                    -----------------
any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Banks, and such instructions of such Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

     Section 1.114  Failure to Act.  The Agent shall in all cases be fully
                    --------------
justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 13.4 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     Section 1.115  Agent Fee.  On each six month anniversary of the Prior
                    ---------
Agreement Closing Date, the Borrower shall pay to the Agent the agency fee described in the Fee Letter; it being acknowledged that as of the Closing Date the Borrower is not in breach of the Fee Letter in respect of the payment of any such agency fees.

                                  ARTICLE 14

                                 Miscellaneous
                                 -------------

     Section 1.116  Expenses.  The Borrower hereby agrees to pay on demand: (a)
                    --------
all reasonable costs and expenses of the Agent arising in connection with the preparation, negotiation, execution, and delivery of the Loan Documents and the documents referred to herein executed and delivered on the Closing Date, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent (including, without limitation, Jenkens and Gilchrist, a Professional Corporation); (b) all reasonable costs and expenses of the Agent arising in connection with the preparation, negotiation, execution and delivery of any of the Loan Documents and the documents referred to herein executed and delivered after the Closing Date and any and all amendments, waivers, consents or other modifications to the Loan Documents, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent (including, without limitation, Jenkens and Gilchrist, a Professional Corporation); (c) all reasonable fees, costs and expenses of the Agent arising in connection with any Letter of Credit, including the Agent's customary fees for amendments, transfers and drawings on Letters of Credit; (d) all reasonable costs and expenses of the Agent and the Banks in connection with any Event of Default and the enforcement of any Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks; (e) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by any Loan Document; and (f) all other reasonable costs and expenses incurred by the Agent in connection with any Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining any audit or appraisal in respect of the Collateral while an Event of Default exists.

     Section 1.117  Indemnification.  NOTWITHSTANDING ANYTHING ELSE HEREIN OR
                    ---------------
ELSEWHERE TO THE CONTRARY, THE BORROWER SHALL INDEMNIFY THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS OR ANY OTHER DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY OBLIGATED PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS OR ANY OF THE OTHER DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT OR ANY PAYMENT OR FAILURE TO PAY WITH RESPECT TO ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; PROVIDED THAT THE PERSON ENTITLED TO BE INDEMNIFIED UNDER THIS SECTION SHALL NOT BE INDEMNIFIED FROM OR HELD HARMLESS AGAINST ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS OR EXPENSES ARISING OUT OF OR RESULTING FROM ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 1.118  Limitation of Liability.  None of the Agent, any Bank, or
                    -----------------------
any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower and, by the execution of the Loan Documents to which it is a party, each Obligated Party, hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Borrower or any Obligated Party in connection with, arising out of, or in any way related to any of the Loan Documents, or any of the transactions contemplated by any of the Loan Documents.

     Section 1.119  No Duty.  All attorneys, accountants, appraisers, and other
                    -------
professional Persons and consultants retained by the Agent or any Bank shall have the right to act exclusively in the interest of the Agent and the Banks and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

     Section 1.120  No Fiduciary Relationship.  The relationship between the
                    -------------------------
Borrower and the Obligated Parties on the one hand and the Agent and each Bank on the other is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with the Borrower or any Obligated Parties, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Obligated Parties on the one hand and the Agent and each Bank on the other to be other than that of debtor and creditor.

     Section 1.121  Equitable Relief. The Borrower recognizes that in the event
                    ----------------
the Borrower or any Obligated Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Agent and the Banks. The Borrower therefore agrees that the Agent and the Banks, if the Agent or the Required Banks so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 1.122  No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
The Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Loan Documents are cumulative and not exclusive of any rights and remedies provided by law. Without limiting the generality of the foregoing, the Agent and the Banks expressly reserve all rights and remedies afforded to them under any and all applicable federal and state bankruptcy and insolvency laws.

     Section 1.123  Successors and Assigns.
                    ----------------------

          (1) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided,
                                                                     --------
     however, the Borrower may not assign or transfer any of its rights or
     -------
     obligations hereunder without the prior written consent of the Agent and all of the Banks. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under the Loan Documents (including, without limitation, all or a portion of its Revolving Commitments, the Loans owing to it and the Letter of Credit Liabilities which it has made or in which it has a participating interest); provided, however, that
                                                        --------  -------
     (i) such Bank's obligations under the Loan Documents (including, without limitation, its Revolving Commitments) shall remain unchanged, (ii) such Bank shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Bank shall remain the holder of its Notes and owner of its participation or other interests in Letter of Credit Liabilities for all purposes of any Loan Document, (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Documents, and (v) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under any Loan Document, other than the right to vote upon or consent to (1) any increase of such Bank's Revolving Commitments to the extent such participant would be effected thereby, (2) any reduction of the principal amount of, or interest to be paid on, the Loans or other Obligations of such Bank to the extent such participant would be effected thereby, (3) any reduction of any commitment fee, letter of credit fee, or other amount payable to such Bank under any Loan Document to the extent such participant would be effected thereby, or (4) any postponement of any date for the payment of any amount payable in respect of the Loans or other Obligations of such Bank.

          (2) The Borrower and each of the Banks agree that any Bank (the "Assigning Bank") may at any time assign to one or more commercial bank,
      --------------
     savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) which has a combined capital and surplus of at least $1 billion (herein an "Eligible Assignee") all, or part of all, of its rights and obligations under the Loan Documents (including, without limitation, its Revolving Commitments and Loans and participation interests) (each an "Assignee"); provided, however, that (i)
                                        --------    --------  -------
     except in the case of an assignment of all of a Bank's rights and obligations under the Loan Documents, the amount of the Revolving Commitments of the assigning Bank being assigned or if any Revolving Commitment has terminated, the outstanding principal amount of the related Loans, pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000.00, (ii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $5,000.00 payable by the assignor or assignee (and not the Borrower); (iii) the Agent must consent to the assignment; (iv) the proposed Assignee of any portion of a Revolving Loan must be a lender which makes revolving loans in the ordinary course of its business; (v) the Borrower must consent to the proposed assignee, provided, however, that the
                                                     --------  -------
     consent of the Borrower will not be required if an Event of Default has occurred and is continuing. Such consents shall be evidenced by the Borrower's and the Agent's execution of the Assignment and Acceptance. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, or, if so specified in such Assignment and

     Acceptance, the date of acceptance thereof by the Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

          (3) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Revolving Commitments of, and principal amount of the Loans owing to and Letter of Credit Liabilities participated in by, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and
                ---------
     binding for all purposes, absent manifest error, and the Borrower, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (4) Upon its receipt of an Assignment and Acceptance executed by an Assigning Bank and as Assignee representing that it is an Eligible Assignee, together with any Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit "B" hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice the Borrower, at its expense, shall execute and deliver to the Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the Revolving Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained Revolving Commitments or Loans, Notes to the order of the assigning Bank in an amount equal to the Revolving Commitments and Loans retained by it hereunder (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be in an aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of the applicable Exhibit hereto.

          (5) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or the Subsidiaries furnished to such Bank by or on behalf of the Borrower or the Subsidiaries, subject, however, to compliance with Section 14.21.

     Section 1.124  Survival.  All representations and warranties made in any
                    --------
Loan Document or in any document, statement, or certificate furnished in connection with any Loan Document shall survive the execution and delivery of the Loan Documents and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under
Article 6 and Sections 14.1 and 14.2 shall survive repayment of the Notes and termination of the Revolving Commitments and the Letters of Credit.

     Section 1.125  ENTIRE AGREEMENT; Amendment and Restatement. THIS AGREEMENT,
                    -------------------------------------------
THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES THERETO. This Agreement amends and restates in its entirety the Prior Agreement. The execution of this Agreement, the Revolving Notes, the Term Notes and the other Loan Documents executed in connection herewith does not extinguish the indebtedness outstanding in connection with the Prior Agreement nor does it constitute a novation with respect to such indebtedness. The Borrower, Agent and the Banks ratify and confirm each of the Loan Documents entered into prior to the Closing Date (but excluding the Prior Agreement) and agree that such Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower represents and warrants that as of the Closing Date there are no claims or offsets against or defenses or counterclaims to its obligations under the Prior Agreement or any of the other Loan Documents. TO INDUCE THE BANKS AND AGENTS TO ENTER INTO THIS AGREEMENT, BORROWER WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE CLOSING DATE AND RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Without limiting the generality of the foregoing and notwithstanding any Loan Document to the contrary, Borrower, Agent and the Banks agree and acknowledge that:

          (a)  the term "Credit Agreement" as used in each Loan Document means
                         ----------------
     this Agreement;

          (b)  the term "Guaranteed Indebtedness" as used in each Guaranty
                         -----------------------
     includes the Obligations as defined herein; and

          (c)  the term "Obligations" as used in the Borrower Security
                         -----------
     Agreement, the Subsidiary Security Agreements and the Pledge Agreements means the Obligations as defined herein.

     Section 1.126  Amendments.  No amendment or waiver of any provision of any
                    ----------
Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by Required Banks and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or
                                  --------
consent shall, unless in writing and signed by all of the Banks and the Borrower, do any of the following: (a) increase Revolving Commitments of the Banks; (b) reduce the principal of, or interest on, the Notes, the Reimbursement Obligations, or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment of principal of, or interest on, the Notes, the Reimbursement Obligations, or any fees or other amounts payable hereunder; (d) change the percentage of the Revolving Commitments or of the aggregate unpaid principal amount of the Notes or the Letter of Credit Liabilities or the number of Banks which shall be required for the Banks or any of them to take any action under any Loan Document; (e) extend the maturity date of any Note; (f) change any provision contained in this Section 14.11; or (g) release all or substantially all of the Collateral, release the Borrower or any Obligated Party from liability, or amend any Guaranty; and provided further, notwithstanding the
                                           -------- -------
foregoing provisions of this Section 14.11, the Agent may in its sole discretion unilaterally release any Liens on equipment subject to purchase money Liens permitted under this Agreement and Collateral which is authorized to be sold under the permissions of this Agreement. Notwithstanding anything to the contrary contained in this Section, no amendment waiver, or consent shall be made with respect to Sections 2.7 or Article 13 hereof without the prior written consent of the Agent.

     Section 1.127  Maximum Interest Rate.
                    ---------------------

          (1) No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract
                                                                      --------
     Rate") for any Obligation shall exceed the Maximum Rate, thereby causing
     ----
     the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

          (2) No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the Obligations; and, if the principal of the Obligations has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations so that interest for the entire term does not exceed the Maximum Rate.

     Section 1.128  Notices.  All notices and other communications provided for
                    -------
in any Loan Document to which the Borrower or any Obligated Party is a party shall be given or made in writing and telefaxed, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof and, if to an Obligated Party, at the address for notices for the Borrower; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in any Loan Document, all such communications shall be deemed to have been duly given when transmitted by telefax, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, three (3) Business Days after being duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Agent pursuant to Section 2.7 or 5.3 shall not be effective until received by the Agent.

     Section 1.129  GOVERNING LAW; SUBMISSION TO JURISDICTION.  EXCEPT AS MAY BE
                    -----------------------------------------
EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S. THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS AND OF ANY ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 1.130    Counterparts.  This Agreement may be executed in one or
                      ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 1.131    Severability.  Any provision of any Loan Document held by
                      ------------
a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of any Loan Document and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 1.132    Headings.  The headings, captions, and arrangements used
                      --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 1.133    Construction.  The Borrower, each Obligated Party (by its
                      ------------
execution of the Loan Documents to which its is a party) the Agent and each Bank acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

     Section 1.134    Independence of Covenants.  All covenants under the Loan
                      -------------------------
Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 1.135    WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                      --------------------
APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 1.136    Confidentiality.  Agent and each Bank (each a "Lending
                      ---------------                                -------
Party") agrees to keep any Designated Information (as defined below) delivered
-----
or made available by the Borrower to it confidential from anyone other than Persons employed or retained by such Lending Party who are, or are expected to be, engaged in evaluating, approving, structuring or administering the credit facility provided herein; provided that nothing herein shall prevent any Lending Party from disclosing such Designated Information (a) to any other Lending Party, (b) to any other Person (including, without limitation, legal and financial representatives or consultants of any Bank) if reasonably incidental to the administration of the credit facility provided herein, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority, (e) which had been publicly disclosed other than as a result of a disclosure by any Lending

Party prohibited by this Agreement, (f) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party relating to the Prior Transactions, the Loan Documents or the Prior Transaction Documents, (g) to the extent necessary in connection with the exercise of any remedy hereunder,
(h) to such Lending Party's legal counsel and independent auditors, (i) to any Affiliate of such Lending Party, solely in connection with this Agreement who agrees to be bound by this Section, and (j) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee of any of its rights and obligations under the Loan Documents in accordance with the terms hereof. The term "Designated Information"
                                                         ----------------------
means any information which has been delivered by the Borrower hereunder which is not otherwise publicly available.

     Section 1.137    Approvals and Consent.  Except as may be expressly
                      ---------------------
provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement or the other Loan Documents where the approval or consent of the Agent or any Bank is requested or required,
(a) the decision whether to grant or deny such approval or consent shall be made by the Agent or such Bank, respectively, in good faith, based on their own judgment, and based on information which in their judgment supports such determination, and (b) no approval or consent of the Agent or any Bank shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

     Section 1.138    Agent for Services of Process.  The Borrower hereby
                      -----------------------------
irrevocably designates Illinois Corporation Service Company, whose address is 700 South Second Street, Springfield, Illinois 62704 to receive, for and on behalf of the Borrower, service of process in the State of Illinois, such service being hereby acknowledged by the Borrower to be effective and binding service in every respect. In the event that Illinois Corporation Service Company resigns or ceases to serve as the Borrower's agent for service of process hereunder, the Borrower agrees forthwith (a) to designate another agent for service of process in Illinois, and (b) to give prompt written notice to the Agent of the name and address of such agent. The Borrower agrees that the failure of its agent for service of process to give any notice of any such service of process to the Borrower shall not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of the Borrower available to be served, then the Borrower further irrevocably consents to the service of process by the mailing thereof by the Agent or the Required Banks by registered or certified mail, postage prepaid, to the Borrower at its address listed on the signature pages hereof. Nothing in this Section 14.23 shall affect the right of the Agent or the Banks to serve legal process in any other manner permitted by law or affect the right of the Agent or any Bank to bring any action or proceeding against the Borrower or its Property in the court of any jurisdiction.


             [remainder of page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              BORROWER:
                              --------

                              EARLYCHILDHOOD.COM LLC


                              By:
                                  -----------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------

                              Address for Notices:

                              2 Lower Ragsdale Drive, Suite 200
                              Monterrey, California 93940
                              Telephone No.:  831-333-2000
                              Telecopy No.:  831-771-5587
                              Attention: Mr. Jeff Grace

                              with a copy to:

                              William E. Simon & Sons, L.L.C.
                              10990 Wilshire Boulevard, Suite 500
                              Los Angeles, California 90024
                              Telephone No.:  310-996-8757
                              Telecopy No.: 310-575-4220
                              Attention: Mr. Scott Graves

                              AGENT:
                              -----

Revolving Commitment:         PARIBAS, CHICAGO BRANCH,
--------------------
                              individually as a Bank and as the Agent
$2,000,000.00

Term Loan:                    By:
---------                         ---------------------------------
                              Name:
                                  ---------------------------------
$1,925,000.00                 Title:
                                  ---------------------------------


                              By:
                                  ---------------------------------
                              Name:
                                  ---------------------------------
                              Title:


                              Address for Notices and Applicable Lending
                              -------------------------------------------
                              Office for all Types of Accounts
                              --------------------------------
                              227 West Monroe Street, Suite 3300
                              Chicago, Illinois 60606
                              Telephone No.:  312-853-6000
                              Telecopy No.:  312-853-6020
                              Attention:  Merchant Banking Group

                              OTHER BANKS:
                              -----------

Revolving Commitment:         MERRILL LYNCH BUSINESS FINANCIAL
--------------------          SERVICES INC., as a Bank

$2,000,000.00

Term Loan:                    By:
---------                           --------------------------------
                              Name:
                                    --------------------------------
$1,925,000.00                 Title:
                                    --------------------------------


                              Address for Notices and Applicable Lending Office
                              -------------------------------------------------
                              for all Types of Accounts
                              -------------------------
                              Merrill Lynch Business Financial Services Inc. 222 N. LaSalle Street, 17th Floor
                              Chicago, Illinois 60601
                              Telephone No.:  312-269-1384
                              Telecopy No.:  312-269-5457
                              Attention:   Mr. Jeremy Dhein

                              OTHER BANKS:
                              -----------

Revolving Commitment:         BANK UNITED, as a Bank
--------------------

$1,875,000.00

Term Loan:                    By:
---------                           ------------------------------
                              Name:
                                    ------------------------------
$1,804,687.50                 Title:
                                    ------------------------------


                              Address for Notices and Applicable Lending Office
                              -------------------------------------------------
                              for all Types of Accounts
                              -------------------------
                              Bank United
                              3200 Southwest Freeway, Suite 3160
                              Houston, Texas 77027
                              Telephone No.:  713-543-6949
                              Telecopy No.:  713-543-6651
                              Attention:  Mr. Phil Green

                              OTHER BANKS:
                              -----------

Revolving Commitment:         SANWA BANK CALIFORNIA, as a Bank
--------------------

$1,875,000.00

Term Loan:                    By:
---------                         ----------------------------------
                              Name:
                                    --------------------------------
$1,804,687.50                 Title:
                                     -------------------------------


                              Address for Notices and Applicable Lending Office
                              -------------------------------------------------
                              for all Types of Accounts
                              -------------------------
                              Sanwa Bank California
                              15165 Ventura Blvd., Suite 445
                              Sherman Oaks, California 91403
                              Telephone No.:  818-905-0918
                              Telecopy No.:  818-905-1002
                              Attention: Mr. Chuck Weerasooriya

                              OTHER BANKS:
                              -----------

Revolving Commitment:         U.S. BANK NATIONAL ASSOCIATION f/k/a Santa
--------------------          Monica Bank, as a Bank

$1,500,000.00

Term Loan:                    By:
---------                        ---------------------------------
                              Name:
                                   -------------------------------
$1,443,750.00                 Title:
                                   -------------------------------


                              Address for Notices and Applicable Lending Office
                              -------------------------------------------------
                              for all Types of Accounts
                              -------------------------
                              Santa Monica Bank
                              1324 Fifth Street
                              Santa Monica, California 90401
                              Telephone No.:  310-917-6332
                              Telecopy No.:  310-917-6534
                              Attention: Mr. Michael Stoiber, Vice President

                              OTHER BANKS:
                              -----------

Revolving Commitment:         PACIFIC CENTURY BANK N.A., as a Bank
--------------------

$750,000.00

Term Loan:                    By:
---------                        ---------------------------------
                              Name:
                                   -------------------------------
$721,875.00                   Title:
                                   -------------------------------


                              Address for Notices and Applicable Lending Office
                              -------------------------------------------------
                              for all Types of Accounts
                              -------------------------
                              Pacific Century Bank N.A.
                              16030 Ventura Boulevard
                              Encino, California 91436-4487
                              Telephone No.:  818-379-1206
                              Telecopy No.:  818-379-1656
                              Attention: Mr. Robert Mann

                     GUARANTOR AND PLEDGOR ACKNOWLEDGMENT
                     ------------------------------------

     Each of the undersigned Guarantors and each of the undersigned Pledgors consents and agrees to this Agreement and the transactions contemplated hereby. Each of the Guarantors and each of the Pledgors hereby ratifies and confirms each of the Loan Documents to which it is a party entered into prior to the date hereof and agrees that such Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Witness due execution hereof by the undersigned as of the date first written above.

                              GUARANTORS:
                              ----------
                              COLORATIONS, INC.

                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------


                              EDUCATIONAL PRODUCTS, INC.

                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------


                              PLEDGORS:
                              --------
                              EDUCATIONAL SIMON LLC

                              By:
                                 ---------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                    ------------------------------


                              QTL CORPORATION

                              By:
                                  --------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                    ------------------------------


                              MR. RONALD W. PHELAN

                              By:
                                  --------------------------------
                              MR. RICHARD A. PHELAN

                              By: --------------------------------

                               INDEX TO EXHIBITS
                               -----------------

               Exhibit             Description of Exhibit
               -------             ----------------------

               "A"                      Monthly Compliance Report
               "B"                      Assignment and Acceptance
               "C"                      Compliance Certificate

                              INDEX TO SCHEDULES
                              ------------------

               Schedule                 Description of Schedule
               --------                 -----------------------

               0.1                      Existing Assignments
               8.2                      Projections
               8.5                      Existing
               8.12                     ESOP Matters
               8.14                     Subsidiaries and Capitalization
               10.1                     Existing Debt
               10.2                     Existing Liens

           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated effective as of April 14, 2000, is by and among
 ---------
EARLYCHILDHOOD.COM LLC., a limited liability company, duly organized and validly existing under the laws of the State of California ("Borrower"), each of the
                                                     --------
banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof (individually, a "Bank" and collectively, the "Banks") and PARIBAS, CHICAGO BRANCH, a bank
 ----                         -----
organized under the laws of France acting through its Chicago Branch, individually as a Bank and as agent for itself and the other Banks (in its capacity as agent, together with its successors in such capacity, the "Agent").
                                                                       -----

                               RECITALS:
                               --------

     A. Borrower, Agent and the Banks have entered into that certain Amended and Restated Credit Agreement dated as of December 31, 1999 (the "Credit
                                                                  ------
Agreement").
---------

     B. Borrower has requested, and Agent and the Banks have agreed, to amend the Credit Agreement, subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used in this Amendment, to the
                  -----------
extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                                  Amendments
                                  ----------

     Section 2.1  Amendment to Section 11.7.  Section 11.7 of the Credit
                  -------------------------
Agreement is amended and restated in its entirety as follows:

             Section 11.7  Internet Expenditures. Within three (3) Business Days
                           ---------------------
     after the commencement of each Fiscal Quarter, the Borrower will cause an Equity Issuance to be made at least equal to the amount of Internet Expenditures to be made during such Fiscal Quarter (as set forth in the most recently delivered Projections pursuant to Sections 7.1(h) and 9.1(d)) (the "Quarterly Equity
                                                               ----------------
     Issuance"); provided, however, that the required amount of the Quarterly
     --------    --------  -------
     Equity Issuance may (in the sole discretion of the Administrative Agent) be reduced as follows: (a) if the Borrower delivers an updated schedule of Internet Expenditures to the Administrative Agent subsequent to the delivery of Projections pursuant to Sections 7.1(h) and 9.1(d), which updated schedule of Internet Expenditures decreases the amount of Internet Expenditures to be made during such Fiscal Quarter, by an amount up to the amount of such decrease, or (b) if the Borrower has not made Internet Expenditures during the period from the Closing Date through the commencement of such Fiscal Quarter ("Total Internet Expenditures") in
                                           ---------------------------
     an amount equal to the amount of prior Equity Issuances made in accordance with Sections 7.1(i) and (j) and with this Section 11.7 (collectively, the "Internet Equity Issuances"), by an amount up to the difference between
      -------------------------
     Internet Equity Issuances made and Total Internet Expenditures made. If, as of the end of any month during such Fiscal Quarter, the actual aggregate amount of Internet Expenditures made during such Fiscal Quarter exceeds the Quarterly Equity Issuance, the Borrower will cause an Equity Issuance to be made, within three (3) Business Days of the delivery of the Monthly Compliance Report delivered for such month, equal to at least (a) the amount of such excess plus (b) the amount of Internet Expenditures
                           ----
     estimated by the Borrower, in good faith, to be made during the remainder of such Fiscal Quarter.

                                   ARTICLE 3

                                    Waiver
                                    ------

     Section 3.1  Waiver.  Agent and the Banks hereby waive the Event of
                  ------
Default resulting directly from Borrower's failure furnish a copy of the annual audit report to the Agent and each Bank within 90 days after the end of the Fiscal Year ending December 31, 1999, as required by Section 9.1(a) of the Credit Agreement (the "Violated Covenant"). To induce the Agent and the Banks
                       -----------------
to make the waiver contained in this Section 3.1, the Borrower hereby agrees (a)
                                     -----------
to furnish a copy of the annual audit report for such Fiscal Year meeting the requirement of Section 9.1(a) of the Credit Agreement to the Agent and each Bank on or before April 20, 2000, and (b) that the failure of the Borrower to furnish such annual audit report shall constitute an Event of Default under the Credit Agreement. The waiver contained in this Section 3.1 shall be limited strictly
                                         -----------
as written and shall not be deemed to constitute a (a) waiver of, or any consent to noncompliance with, any term or provision of the Credit Agreement (including, without limitation, the Violated Covenant after the date hereof) or the other Loan Documents; (b) waiver of any other Default or Event of Default; or (c) a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default.

                                   ARTICLE 4

                                 Miscellaneous
                                 -------------

     Section 4.1  Ratifications.  Except as expressly modified and superseded by
                  -------------
this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and the Banks agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2  Representations and Warranties.  Borrower hereby represents
                  ------------------------------
and warrants to Agent and the Banks that after giving effect to this Amendment
(a) no Default or Event of Default has occurred and is continuing, and (b) the representations set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date.

     Section 4.3  Survival of Representation and Warranties.  All
                  -----------------------------------------
representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

     Section 4.4  Reference to Credit Agreement.  Each of the Loan Documents,
                  -----------------------------
including the Credit Agreement and any and all other agreements or documents now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.5  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.6  Applicable Law.  This Amendment shall be governed by and
                  --------------
construed in accordance with the laws of the State of Illinois and the applicable laws of the United States of America.

     Section 4.7  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of Borrower, Agent and the Banks and their respective successors and permitted assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Required Banks.

     Section 4.8  Counterparts.  This Amendment may be executed in one or more
                  ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.9  Headings.  The headings, captions and arrangements used in
                  --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.10 Entire Agreement.  This Amendment and all other instruments,
                  ----------------
documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

        [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

                                    BORROWER:
                                    --------

                                    EARLYCHILDHOOD.COM LLC


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________


                                    AGENT AND A BANK:
                                    ----------------

                                    PARIBAS, CHICAGO BRANCH
                                    as Agent and as a Bank


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    OTHER BANKS:
                                    -----------

                                    MERRILL LYNCH BUSINESS FINANCIAL SERVICES
                                    INC., as a Bank


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    BANK UNITED, as a Bank


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    SANWA BANK CALIFORNIA, as a Bank


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    U.S. BANK NATIONAL ASSOCIATION, as a Bank


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    PACIFIC CENTURY BANK, N.A., as a Bank


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                           GUARANTOR ACKNOWLEDGMENT
                           ------------------------

     Each of the undersigned Guarantors consents and agrees to this Amendment and the transactions contemplated hereby. Each of the Guarantors hereby ratifies and confirms each of the Loan Documents to which it is a party entered into prior to the date hereof and agrees that such Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Witness due execution hereof by the undersigned as of the date first written above.

                                    GUARANTORS:
                                    ----------

                                    COLORATIONS, INC.


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    EDUCATIONAL PRODUCTS, INC.


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________